UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
NEWPARK RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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☑	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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☐        Fee paid previously with preliminary materials.
☐       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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GENERAL INFORMATION
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
OWNERSHIP OF COMMON STOCK
EXECUTIVE COMPENSATION
APPROVAL OF 2006 EQUITY INCENTIVE PLAN
APPROVAL OF AMENDMENT OF 1999 EMPLOYEE STOCK PURCHASE PLAN
SELECTION OF AUDITORS
MISCELLANEOUS
DEFINITIONS

November 29, 2006
Dear Fellow Stockholder:
     You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Newpark Resources, Inc., which will be held on Thursday, December 28, 2006, at 10:00 a.m., Central Standard Time, at The Woodlands Waterway Marriott Hotel & Convention Center at 1601 Lake Robbins Drive, The Woodlands, Texas 77380. Both your Board of Directors and I hope you will be able to attend.
     There are four items on this year’s agenda to which we direct your attention: (1) the election of nine directors to the Board of Directors; (2) the adoption of the 2006 Equity Incentive Plan, (3) the approval of an amendment to increase the authorized number of shares of Common Stock that can be purchased by employees under the 1999 Employee Stock Purchase Plan, and (4) the ratification of the appointment of Ernst & Young LLP as Newpark’s independent auditors for 2006. These items are described fully in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement.
     Whether or not you plan to attend the Annual Meeting, it is important that you study carefully the information provided in the Proxy Statement and vote. Please sign, date and mail the enclosed proxy card in the prepaid envelope so that your shares may be voted in accordance with your wishes.

Sincerely,
/s/ Paul L. Howes
PAUL L. HOWES
President and Chief Executive Officer

NEWPARK RESOURCES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 28, 2006

To the Stockholders of Newpark Resources, Inc.
     The Annual Meeting of Stockholders of Newpark Resources, Inc., a Delaware corporation, will be held on Thursday, December 28, 2006, at 10:00 a.m., Central Standard Time, at The Woodlands Waterway Marriott Hotel & Convention Center at 1601 Lake Robbins Drive, The Woodlands, Texas 77380, for the following purposes:
(1)	To elect nine directors;

(2)	To consider and act upon a proposal to adopt the 2006 Equity Incentive Plan;

(3)	To consider and act upon a proposal to amend the 1999 Employee Stock Purchase Plan to increase the authorized number of shares of Common Stock that can be purchased by employees under that Plan by 500,000, to 1,000,000;

(4)	To consider and act upon a proposal to ratify the appointment of Ernst & Young LLP as Newpark’s independent auditors for 2006; and

(5)	To consider and act upon other business that may properly come before the Annual Meeting or any adjournment or postponement.
     Only stockholders of record at the close of business on November 28, 2006, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at Newpark’s executive offices, 3850 North Causeway Blvd., Suite 1770, Metairie, Louisiana 70002.
     All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.

BY ORDER OF THE BOARD OF DIRECTORS NEWPARK RESOURCES, INC.
/s/ Edah Keating
Edah Keating
Secretary

Metairie, Louisiana
Dated: November 29, 2006

NEWPARK RESOURCES, INC.
3850 North Causeway Blvd., Suite 1770
Metairie, Louisiana 70002

PROXY STATEMENT
NOVEMBER 29, 2006

GENERAL INFORMATION
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Newpark Resources, Inc., for the Annual Meeting of Stockholders to be held on Thursday, December 28, 2006, and any postponements or adjournments of the Annual Meeting. This Proxy Statement and the accompanying Notice of Annual Meeting and form of proxy were first mailed to stockholders on or about November 29, 2006.
     Only stockholders of record at the close of business on November 28, 2006, are entitled to receive notice of and to vote at the Annual Meeting. On that date, Newpark had outstanding approximately 89,822,625 shares of Common Stock, each of which is entitled to one vote upon each proposal presented at the Annual Meeting.
     Stockholders may vote in person at the Annual Meeting or by proxy. Newpark recommends that you vote by proxy even if you plan to attend the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record for you to follow in order to vote your shares.
     Any stockholder giving a proxy may revoke it before it is voted by notifying the Secretary of Newpark in writing before or at the Annual Meeting, by providing a proxy bearing a later date or by attending the Annual Meeting and expressing a desire to vote in person. Subject to this revocation, all proxies will be voted as directed by the stockholder on the proxy card. If no choice is specified, proxies will be voted “FOR” the directors nominated by the Board of Directors, “FOR” the adoption of the 2006 Equity Incentive Plan, “FOR” the amendment of the 1999 Employee Stock Purchase Plan, “FOR” the ratification of the appointment of Ernst & Young LLP as Newpark’s independent auditors for 2006, and in the discretion of the persons acting as proxies upon any other matters properly brought before the Annual Meeting.
     Your cooperation in promptly returning the enclosed proxy will reduce Newpark’s expenses and enable its management and employees to continue their normal duties for your benefit with minimum interruption for follow-up proxy solicitation.
     The presence at the Annual Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the record date is necessary to constitute a quorum for the transaction of business. Abstentions and “broker non-votes” are counted for purposes of determining the presence of a quorum.

     A “broker non-vote” occurs on an item of business at a meeting of stockholders when shares held by a broker for a beneficial owner are present or represented at the meeting, but the broker does not have voting power for that particular item of business and has not received instructions from the beneficial owner. Your broker does not have authority to vote your shares at the Annual Meeting on the adoption of the 2006 Equity Incentive Plan or on the amendment of the 1999 Employee Stock Purchase Plan unless the broker has explicit instructions from you with respect to those items. Therefore, if the broker does not receive voting instructions from you with respect to those items, the broker will not be able to vote your shares on that item, and, consequently, your shares will be considered a “broker non-vote” with respect to the adoption of the 2006 Equity Incentive Plan and the amendment of the 1999 Employee Stock Purchase Plan. However, a broker who holds your shares in its name is permitted to vote your shares on the election of directors and the ratification of the appointment of Ernst & Young LLP as Newpark’s independent auditors even if the broker does not receive voting instructions from you.
     A plurality of the votes cast is required for the election of directors. This means the nine nominees having the greatest number of votes will be elected. Adoption of the 2006 Equity Incentive Plan, approval of the amendment of the 1999 Employee Stock Purchase Plan, ratification of the appointment of Ernst & Young LLP as Newpark’s independent auditors for 2006 and all other matters submitted to a vote of the stockholders require the affirmative vote of a majority of the shares present or represented at the Annual Meeting. Abstentions are not counted for purposes of the election of directors. Abstentions are counted in tabulations of the votes cast on other proposals presented to the stockholders and have the same legal effect as a vote against a particular proposal. Broker non-votes, if any, will not be considered in the tabulation of votes.
     The cost of preparing, printing and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by Newpark. In addition to this mailing, officers and other regular employees of Newpark may solicit proxies personally, electronically or by telephone, but no additional compensation will be paid to these individuals on account of these activities. Newpark will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the shares held by them of record.
ELECTION OF DIRECTORS
Nominees and Voting
     Nine directors are to be elected at the Annual Meeting, each to hold office until the next Annual Meeting and until his successor has been elected and qualified. The Board of Directors has nominated for election as directors the nine persons named below on the recommendation of the Nominating and Corporate Governance Committee. All nominees are incumbent directors.
     The Board of Directors recommends that the stockholders vote “FOR” the election of these nominees. Unless directed otherwise, the Board’s proxies intend to vote the shares of Common Stock represented by the proxies in favor of the election of these nominees. All of the Board’s nominees have indicated that they are able and willing to serve as directors. If for any reason one or more of these nominees are unable to serve, the Board’s proxies will vote instead for another person or persons that the Board of Directors may recommend, or the number of directors may be reduced.
     The following table sets forth certain information as of November 7, 2006, with respect to the Board’s nominees:

		Director
Name of Nominee	Age	Since
Alan J. Kaufman	68	1987
David P. Hunt	65	1995
Roger C. Stull	66	2000
Jerry W. Box	68	2003
F. Walker Tucei, Jr.	64	2003
Gary L. Warren	56	2005
David C. Anderson	64	2006
Paul L. Howes	50	2006
James W. McFarland	61	2006
Business Experience of Director Nominees During the Past Five Years
     Alan J. Kaufman joined Newpark’s Board of Directors in 1987. Dr. Kaufman, who retired in May 1997, had been engaged in the private practice of medicine since 1969. He is a neurosurgeon. He also serves on the Board of Directors of The Hartville Group, Inc., a holding company in the business of sale and administration of pet insurance.
     David P. Hunt joined Newpark’s Board of Directors in November 1995. In March 2005, Mr. Hunt was elected the non-executive Chairman of the Board of Directors for a one-year term, which was renewed in March 2006. Prior to joining Newpark’s Board, Mr. Hunt was employed by Consolidated Natural Gas Company for 32 years, serving as President and Chief Executive Officer of New Orleans-based CNG Producing Company, an oil and gas exploration and production company. Mr. Hunt is Vice Chairman of the Board of Case Western Reserve University and Chairman of its Investment Committee.
     Roger C. Stull joined Newpark’s Board of Directors in June 2000. Mr. Stull currently is a principal in Stull Investments, L.L.C., a private investment company formed by Mr. Stull in August 1998. From 1963 until the company was sold in August 1998, Mr. Stull was the principal stockholder and the Chairman of the Board and Chief Executive Officer of Penhall International, Inc., one of the largest renters and operators of specialty equipment for the industrial market, particularly the construction industry, in the United States. Mr. Stull also is a director of Ronald Blue & Co., LLC, a nationally recognized fee-only financial and investment consulting firm serving 5,000 clients throughout the United States.
     Jerry W. Box joined Newpark’s Board of Directors in March 2003. Mr. Box retired as President and Chief Operating Officer of Oryx Energy Company in 1999, after more than 30 years in the oil and gas exploration industry. Since June 2005, Mr. Box has served as a director of Cimarex Energy Co., an independent oil and gas exploration and production company listed on the New York Stock Exchange with principal operations in the Mid-Continent, Gulf Coast, Permian Basin and Gulf of Mexico. Prior to that, from 1999 until June 2005, Mr. Box served as a director of Magnum Hunter Resources, Inc., an independent exploration and development company listed on the New York Stock Exchange. He also served as Chairman of the Board of Magnum Hunter from October 2004 to June 2005.
     F. Walker Tucei, Jr. joined Newpark’s Board of Directors in January 2003. Mr. Tucei retired from Arthur Andersen LLP in 1999, after more than 35 years in public accounting. Mr. Tucei is Chairman of the Audit Committee of the Archdiocese of New Orleans. He served on the Board of Directors of Magnum Hunter Resources, Inc., an independent exploration and development company listed on the New York Stock Exchange, until the acquisition of Magnum Hunter in June 2005 by Cimarex Energy Co. He also serves on the boards of several privately-held businesses and civic organizations in the New Orleans area.
     Gary L. Warren joined Newpark’s Board of Directors in December 2005. From October 1999 to September 2005, Mr. Warren served as Division President and Senior Vice President of the Drilling and Well Services Division of Weatherford International Ltd., a provider of mechanical solutions, technology and services for the drilling and production sectors of the oil and gas industry. Since January 2006, Mr. Warren has served as a director of GeoDynamics, Inc., a privately held technology company which provides perforating and explosives hardware and equipment to the oil and gas industry. Since June 2006, Mr. Warren has served as a director of Horizon North Logistics Inc., a Canadian-based service company which provides a diverse mix of products and services to the oil and gas, mining, forestry and pipeline industries focused primarily on Canada’s northern frontiers and Northwest Territory.
     David C. Anderson joined Newpark’s Board of Directors in September 2006. Since 2003, Mr. Anderson has been the founder and Chief Executive Officer of Anderson Partners, a firm that provides senior-level executive search and related management consulting services to corporations and private equity, venture capital and professional services firms. Prior to this, from 1992 to 2003, he served in various management positions for Heidrick & Struggles, Inc., also an executive search firm, including President and Chief Operating Officer from 2001 to 2003. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, at which time the company completed a successful initial public offering, and he continued as a director after the public offering through 2002.
     Paul L. Howes joined Newpark’s Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark’s President. Mr. Howes’ career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.
     James W. McFarland joined Newpark’s Board of Directors in November 2006. Dr. McFarland is the J. F. Jr. and Jessie Lee Seinsheimer Chair in Business and Professor of Finance and Economics in the A. B. Freeman School of Business at Tulane University. He also serves as the Executive Director of the Entergy-Tulane Energy Institute. Previously, Dr. McFarland was the Dean of the Freeman School from July 1, 1988, through June 30, 2005. Prior to joining the faculty at Tulane, he was the Dean of the College of Business Administration at the University of

Houston. Dr. McFarland also has served on the faculties of Texas A&M University, the University of Louisiana-Lafayette, the University of Rhode Island, and the University of New Mexico. In addition to his academic appointments, he has worked as a researcher for the University of California Los Alamos National Laboratory and the Presidential Commission on the Nation’s Water Resources. Dr. McFarland has served as a director and consultant to public companies and non-profit organizations, including Stewart Enterprises, Inc., Sizeler Property Investors, Inc., Petroleum Helicopters, Inc., and American Indemnity Financial Corporation, Inc.
     No family relationships exist between any of the directors or executive officers of Newpark.
Director Emeritus
     James H. Stone, age 80, joined Newpark’s Board of Directors in 1987. He has served as Chairman of the Board of Stone Energy Corporation, an independent oil and gas company listed on the New York Stock Exchange, for more than the past five years. Mr. Stone will not stand for re-election at the Annual Meeting. Effective December 28, 2006, in recognition of his many years of service to Newpark, Mr. Stone will have the honorary position of Director Emeritus.
Shareholder Actions
     Derivative Actions
     On August 17, 2006, a shareholder derivative action was filed in the 24th Judicial District Court for the Parish of Jefferson, captioned: Victor Dijour, Derivatively on Behalf of Nominal Defendant Newpark Resources, Inc., v. James D. Cole, et al. On August 28, 2006, a second shareholder derivative action was filed in the 24th Judicial District Court for the Parish of Jefferson, captioned: James Breaux, Derivatively on Behalf of Nominal Defendant Newpark Resources, Inc., v. James D. Cole, et al. These actions, which are substantially similar, were brought, allegedly for the benefit of Newpark, which is sued as a nominal defendant in each of these actions, against James D. Cole, Newpark’s former Chief Executive Officer and director; Matthew W. Hardey, Newpark’s former Chief Financial Officer; William Thomas Ballantine, Newpark’s former Chief Operating Officer, President and director; and directors David P. Hunt, Alan J. Kaufman, Roger C. Stull and James H. Stone. The plaintiffs in these respective actions allege improper backdating of stock option grants to Newpark executives, improper recording and accounting of the backdated stock option grants and producing and disseminating false financial statements and other SEC filings to Newpark shareholders and the market. Newpark is contesting the plaintiffs’ right to bring these cases. The plaintiffs do not seek any recovery against Newpark. Instead, they seek unspecified damages from the individual defendants on Newpark’s behalf for alleged breach of fiduciary duty, and against Messrs. Cole and Hardey, and also against Mr. Ballantine in the second shareholder derivative action, for alleged unjust enrichment. Pursuant to previously existing indemnification agreements, Newpark will advance to the officer and director defendants the fees they incur to defend themselves, subject to repayment in the event of a determination that they are not entitled to indemnification.
     On October 5, 2006, a third shareholder derivative action was filed in the U.S. District Court, Eastern District of Louisiana, captioned: Vincent Pomponi, Derivatively on Behalf of Newpark Resources, Inc., v. James D. Cole, et al. On October 6, 2006, a fourth derivative action was filed in the U.S. District Court, Eastern District of Louisiana, captioned: David Galchutt,

Derivatively on Behalf of Newpark Resources, Inc., v. James D. Cole, et al. These complaints are virtually identical and were brought, allegedly for the benefit of Newpark, which is sued as a nominal defendant, against Messrs. Cole and Hardey and current and previous directors Hunt, Kaufman, Stone, Stull, Jerry W. Box, F. Walker Tucei, Jr., Gary L. Warren, Ballantine, Michael Still, Dibo Attar, Phillip S. Sassower, Lawrence I. Schneider and David C. Baldwin, alleging improper financial reporting and backdating of stock option grants to Newpark employees. The plaintiffs do not seek any recovery against Newpark. Instead, they seek unspecified damages from Messrs. Cole and Hardey for alleged disgorgement under the Sarbanes-Oxley Act of 2002 and alleged rescission, against Messrs. Hardey, Hunt, Kaufman, Stone, Ballantine, Still, Attar, Sassower, Schneider, and Baldwin for alleged violation of Section 14(a) of the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and against all of the individual defendants on behalf of Newpark for alleged unjust enrichment, breach of fiduciary duty, abuse of control, gross mismanagement, waste of corporate assets, and constructive trust. Pursuant to previously existing indemnification agreements, Newpark will advance to the officer and director defendants the fees they incur to defend themselves, subject to repayment in the event of a determination that they are not entitled to indemnification.
     The Board of Directors has formed a Special Litigation Committee now consisting of recently elected independent directors who are not named in any of the derivative actions, to review the allegations in these actions and in any other derivative actions that may be filed that involve the same subject matter, which we refer to collectively as the Derivative Actions, and the Special Litigation Committee has retained outside counsel to assist it.
     After conducting its investigation and analysis of the claims made in the Derivative Actions, and any evidence to which it has access, the Special Litigation Committee is expected to issue recommendations and findings that it deems appropriate. Newpark intends to move to dismiss or stay the Derivative Actions pending the Special Litigation Committee’s determination.
     Class Action Lawsuit
     Between April 21, 2006 and May 9, 2006, five lawsuits asserting claims against Newpark and Messrs. Cole and Hardey for violation of Section 10(b) and 20(a) of the Exchange Act and Rule 10b-5 were filed in the U.S. District Court for the Eastern District of Louisiana. These actions were consolidated into one class action lawsuit, captioned: In re Newpark Resources, Inc. Securities Litigation. A consolidated complaint was filed on November 9, 2006, which includes Messrs. Ballantine, Hunt, Kaufman, Stone, Box and Stull as defendants, and alleges that they, along with Messrs. Cole and Hardey, are liable for Newpark’s violations as control persons under Section 20(a) of the Exchange Act. The complaint, asserting unspecified damages, alleges that the restatement of Newpark’s financial statements in Amendment No. 2 to its Annual Report on Form 10-K/A establishes that prior statements by Newpark were false and misleading, that Newpark’s internal controls were wholly inadequate and deficient, and that its former senior executives had been terminated as a result of their active roles in the fraud alleged in the complaint.

CORPORATE GOVERNANCE
General
     Under Delaware law, the business and affairs of Newpark are managed under the direction of the Board of Directors. The Board of Directors establishes broad corporate policies, has responsibility for the overall performance and direction of Newpark and authorizes various types of transactions, but is not involved in the details of day-to-day operations. Members of the Board of Directors keep informed of Newpark’s business by participating in Board and committee meetings, by reviewing reports and other materials provided to them and through discussions with the Chief Executive Officer and other officers. A majority of the members of the Board of Directors are independent of Newpark and its management.
     Each director is elected to a one-year term. Newpark’s Board of Directors held four meetings during 2005, and took action by unanimous written consent one time. Each director attended at least 75% of the meetings of the Board of Directors and of each committee on which he served.
     In March 2005, the Board of Directors chose to separate the roles of Chairman of the Board and Chief Executive Officer and elected Mr. Hunt the non-executive Chairman of the Board of Directors. The principal responsibilities of the non-executive Chairman of the Board are:
•	To manage the organization, functioning and affairs of the Board of Directors, in order to enable it to meets its obligations and responsibilities;

•	To facilitate the functioning of the Board of Directors independently of management and maintain and enhance the quality of the Board’s and Newpark’s governance;

•	To interact regularly with the Chief Executive Officer and his staff on major strategy issues, handling of major business issues and opportunities, matters of corporate governance and performance issues, including providing feedback of other Board members and acting as a “sounding board” for the Chief Executive Officer;

•	Together with the Chair of the Compensation Committee, to conduct a formal evaluation of the Chief Executive Officer’s performance at least annually; and

•	To lead the Board of Directors in the execution of its responsibilities to stockholders.
     Prior to his election as Chairman of the Board, Mr. Hunt served as Newpark’s lead independent director. Given the substantial overlap of the duties of the non-executive Chairman of the Board and the lead independent director, the Board of Directors determined there is no need at this time to designate a successor to Mr. Hunt to serve as the lead independent director. A complete description of the responsibilities of the non-executive Chairman of the Board is set forth in a charter adopted by the Board of Directors, a copy of which is available in the corporate governance section of Newpark’s website at www.newpark.com.

Corporate Governance Guidelines
     Newpark is committed to adhering to sound principles of corporate governance and has adopted Corporate Governance Guidelines that the Board of Directors believes promote the effective functioning of the Board of Directors, its committees and Newpark. The Corporate Governance Guidelines address, among other matters, director qualifications, independence and responsibilities, Board committees, Board access to senior management, the independent accountants and other independent advisors, compensation of directors and assessments of committee performance.
     The Board of Directors also has adopted a Code of Ethics that applies to all directors, officers and employees, including Newpark’s principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. The purpose of the Code of Ethics, among other matters, is to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships. The Code of Ethics promotes full, fair, accurate, timely and understandable disclosure in reports and other documents that Newpark files with, or submits to, the Securities and Exchange Commission and in other public communications. The Code of Ethics also requires compliance with applicable governmental laws, rules and regulations; the prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons and accountability for adherence to the Code of Ethics. The Code of Ethics establishes procedures for the anonymous reporting of suspected violations of law or the Code of Ethics.
     Any amendments to, or waivers of, the Code of Ethics with respect to Newpark’s principal executive officer, principal financial officer or principal accounting officer or controller, or persons performing similar functions, will be disclosed in a Current Report on Form 8-K, which will be available on Newpark’s website, promptly following the date of the amendment or waiver.
     Copies of Newpark’s Corporate Governance Guidelines and its Code of Ethics are available in the corporate governance section of Newpark’s website at www.newpark.com and are also available in print for any stockholder who requests it.
Director Independence
     The Board of Directors has determined that Messrs. Anderson, Box, Hunt, Kaufman, McFarland, Stull, Tucei and Warren are “independent directors” as that term is defined in the listing standards of the New York Stock Exchange, which we refer to as the NYSE. In reaching this determination, the Board of Directors reviewed information furnished by them to Newpark and concluded that no director is a partner, stockholder or officer of an organization that has a material relationship with Newpark, and none of the express disqualifications contained in the NYSE rules apply to any of them. For this purpose, an organization is not considered to have a material relationship with Newpark if Newpark receives de minimus payments from, or makes de minimus payments to, the organization.
     As disclosed in this Proxy Statement, Newpark retained Heidrick & Struggles, Inc., an executive search company, in 2005 primarily for the purpose of assisting Newpark in identifying qualified candidates for Newpark’s Chief Executive Officer position. From 1992 to 2003, Mr.

Anderson served in various positions for Heidrick & Struggles, including President and Chief Operating Officer from 2001 to 2003. Mr. Anderson also served as a member of the Board of Directors of Heidrick & Struggles from 1996 through 1999, at which time the company completed a successful initial public offering, and he continued as a director after the public offering through 2002. However, the Board of Directors determined that the prior relationship between Newpark, Heidrick & Struggles and Mr. Anderson (other than as a stockholder, director or committee member) is not material to Newpark, Heidrick & Struggles or Mr. Anderson, based principally on the following factors:
•	Mr. Anderson has not served in any positions with Heidrick & Struggles for three years;

•	Mr. Anderson currently holds a very small number of shares of Heidrick & Struggles; and

•	Mr. Anderson does not have any direct or indirect material interests in the relationship between Newpark and Heidrick & Struggles.
     Mr. Warren has a minor interest in a company that acquired a potential competitor of Soloco, LLC in the Canadian market for wooden mats. However, the Nominating and Corporate Governance Committee of the Board of Directors determined that Mr. Warren’s relationship with the potential competitor is not material to Newpark, Soloco, LLC, the potential competitor or Mr. Warren because his interest is so minor.
     Mr. Howes is not considered independent because he is the President and Chief Executive Officer of Newpark.
Executive Sessions of Non-Management Directors
     Newpark’s Corporate Governance Guidelines require the non-management directors to meet at least twice each year in executive session, without management present. However, management employees may be invited to attend portions of these meetings if deemed appropriate by the non-management directors to provide information necessary for the meetings. The executive sessions were presided over by Mr. Hunt, first in his capacity as lead independent director and then as Chairman of the Board to which he was appointed in March 2005.
     Interested parties may direct their concerns to Mr. Hunt or to any other non-management director or directors by following the procedures set forth in the section below entitled “Stockholder Communication with Board Members.”
Committees of the Board of Directors
     In addition to the Special Litigation Committee, the Board of Directors has established three standing committees. These committees are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. All of these committees operate under written charters approved by the Board of Directors. Copies of these charters, which set forth the specific responsibilities of the committees, as well as copies of Newpark’s Corporate Governance Guidelines, the Code of Ethics and the charter of the Chairman of the Board, are available in the corporate governance section of Newpark’s website at

www.newpark.com. Stockholders also may obtain printed copies of these items, without charge, by contacting Newpark at the following address:
Newpark Resources, Inc.
3850 North Causeway Blvd., Suite 1770
Metairie, Louisiana 70002
Attn: Corporate Secretary
     Audit Committee
     As of November 7, 2006, the members of the Audit Committee were F. Walker Tucei, Jr. (Chairman), David P. Hunt, Alan J. Kaufman, Roger C. Stull and Gary L. Warren. The Board of Directors has determined that each of the members of the Audit Committee is independent and “financially literate” under applicable Securities and Exchange Commission rules and NYSE listing rules and is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Board of Directors also has determined that Messrs. Tucei and Hunt are “audit committee financial experts” as defined by applicable Securities and Exchange Commission rules. The Audit Committee met four times during 2005.
     The Audit Committee is responsible for the selection, evaluation, compensation and, when necessary, replacement of the independent auditors. The Audit Committee also has responsibility for providing independent review and oversight of the integrity of Newpark’s financial statements, the financial reporting process, Newpark’s systems of internal accounting and financial controls, the performance of Newpark’s internal audit function and the independent auditors, the independent auditor’s qualifications and independence, and Newpark’s compliance with ethics policies and legal and regulatory requirements. The independent auditors report directly to the Audit Committee.
     The specific responsibilities of the Audit Committee are set forth in the Committee’s charter, a copy of which is available in the corporate governance section of Newpark’s website at www.newpark.com.
     Compensation Committee
     As of November 7, 2006, the members of the Compensation Committee were Jerry W. Box (Chairman), David P. Hunt, Alan J. Kaufman and Roger C. Stull. The Board of Directors has determined that each member of the Compensation Committee is an “independent director” under applicable NYSE listing rules, a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, and an “outside director” as defined under regulations promulgated under Section 162(m) of the Internal Revenue Code. The Compensation Committee met four times during 2005 and took action by unanimous written consent four times.
     The Compensation Committee has responsibility for establishing, evaluating and administering Newpark’s compensation arrangements, plans, policies and programs for its Chief Executive Officer and its other executive officers and for administering Newpark’s equity incentive plans. The Compensation Committee also has responsibility for making recommendations to the Board of Directors with respect to the adoption, approval and amendment of all broadly based, cash-based and equity-based incentive compensation plans and arrangements.
     The specific responsibilities of the Compensation Committee are set forth in the Committee’s charter, a copy of which is available in the corporate governance section of Newpark’s website at www.newpark.com.
     Nominating and Corporate Governance Committee
     As of November 7, 2006, the members of the Nominating and Corporate Governance Committee were David P. Hunt (Chairman), Jerry W. Box, James H. Stone (who will not stand for re-election at the Annual Meeting), F. Walker Tucei, Jr., Gary L. Warren, and David C. Anderson. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an “independent director” under applicable NYSE listing rules and a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Nominating and Corporate Governance Committee met three times during 2005.
     The Nominating and Corporate Governance Committee assists and advises the Board of Directors with respect to the size, composition and functions of the Board of Directors, identifies potential candidates for the Board of Directors and recommends to the Board of Directors a slate of qualified nominees for election as directors at each annual meeting, oversees the annual evaluation of the Board of Directors as a whole and the committees of the Board of Directors, and develops and advises the Board of Directors with respect to corporate governance principles, policies and practices. The Nominating and Corporate Governance Committee also serves as the Qualified Legal Compliance Committee for purposes of Section 307 of the Sarbanes-Oxley Act and the standards of the Securities and Exchange Commission for professional conduct for attorneys appearing and practicing before the Securities and Exchange Commission in the representation of Newpark.
     In 2005, Newpark retained Heidrick & Struggles, Inc., an executive search company, primarily for the purpose of assisting Newpark in identifying qualified candidates for Newpark’s Chief Executive Officer position. Heidrick & Struggles identified Paul L. Howes as a qualified candidate for Newpark’s Chief Executive Officer position, and the Board of Directors ultimately appointed Mr. Howes to that position and, in conjunction with this appointment, elected Mr. Howes as a Director of Newpark. In addition, because Heidrick & Struggles introduced Gary L. Warren to Newpark, Newpark compensated Heidrick & Struggles for this introduction.
     The specific responsibilities of the Nominating and Corporate Governance Committee are set forth in the Committee’s charter, a copy of which is available in the corporate governance section of Newpark’s website at www.newpark.com.
Director Nominations
     The Nominating and Corporate Governance Committee is responsible for periodically evaluating and making recommendations to the Board of Directors with respect to the size and composition of the Board of Directors. The Committee seeks to identify prospective directors who will strengthen the Board of Directors and evaluates prospective directors, including incumbent directors, in accordance with the criteria set forth in Newpark’s Corporate Governance Guidelines and other criteria as may be set by the Board of Directors or the

Committee. Some of the principal criteria include whether the candidate: is of the highest integrity and character; has familiarity with Newpark’s business and industry; independence of thought and financial literacy; is willing and able to devote sufficient time to effectively carry out the duties and responsibilities of a director; and has the objectivity, ability and desire to represent the interests of the stockholders as a whole, free from any conflict of interest. While the Committee does not have a fixed policy on term limits or mandatory retirement age, in considering candidates for nomination, the Committee takes into account the age of the candidate and, in the case of incumbent directors, the individual’s length of service as a Newpark director.
     The persons recommended by the Nominating and Corporate Governance Committee and nominated by the Board of Directors to be elected as directors at the Annual Meeting include six incumbent directors who are named as defendants in two or more of the shareholder actions described above, Messrs. Box, Hunt, Kaufman, Stull, Tucei and Warren. Each of the nominees is very knowledgeable about Newpark and Newpark has benefited from their contributions as directors. Taking into account their past service and the fact that the investigation by the Special Litigation Committee is still in its early stages, the Nominating and Corporate Governance Committee has determined that it is appropriate to nominate them to continue to serve as directors until their successors are elected.
     The Nominating and Corporate Governance Committee will consider nominees recommended by stockholders who meet the eligibility requirements for submitting stockholder proposals for inclusion in the next proxy statement, including those eligibility requirements set forth in Newpark’s Corporate Governance Guidelines, and who, in the case of the 2007 Annual Meeting, submit their recommendations in writing by February 9, 2007. Unsolicited recommendations must contain all of the information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director, a description of all direct and indirect arrangements or understandings between the recommending stockholder and the candidate, all other companies to which the candidate is being recommended as a nominee for director and a signed consent of the candidate to cooperate with reasonable background checks and personal interviews and to serve as a director of Newpark, if elected. In addition, the stockholder should submit information demonstrating the number of shares he or she owns. Stockholders may send recommendations for director candidates for the 2007 Annual Meeting to the Nominating and Corporate Governance Committee by U.S. mail or overnight delivery at the following address: Chair, Nominating and Corporate Governance Committee, c/o Corporate Secretary, Newpark Resources, Inc., 3850 N. Causeway Blvd., Suite 1770, Metairie, LA 70002.
     Candidates recommended by the Nominating and Corporate Governance Committee must include a sufficient number of persons who upon election would be independent directors having the skills, experience and other characteristics necessary to provide qualified persons to fill all Board committee positions required to be filled by independent directors. In considering any candidates recommended by stockholders, the Nominating and Corporate Governance Committee will take into account the same factors as apply to all other prospective nominees.
     There were no material changes to the procedures by which stockholders may recommend nominees to the Board of Directors.

Compensation of Directors
     Directors Other than David P. Hunt
     Effective July 1, 2006, the annual retainer fee for each non-employee director other than David P. Hunt is $35,000. In addition, the Chairmen of the Audit Committee and the Compensation Committee each receives an additional annual retainer of $15,000, and each of the other non-employee directors (other than Mr. Hunt) receives an additional annual retainer of $10,000 for each committee on which he serves as a member. All of these non-employee directors’ fees are paid on a quarterly basis, and all directors (including Mr. Hunt) are reimbursed for travel expenses incurred in attending Board and committee meetings. Employee directors receive no additional consideration for serving as directors or committee members.
     David P. Hunt
     Effective July 1, 2006, for his services in the capacity of non-executive Chairman of the Board, Chairman of the Nominating and Corporate Governance Committee, member of the Audit Committee and Compensation Committee and any other capacity in which Mr. Hunt serves as a director, Mr. Hunt receives annual compensation of $125,000, payable in equal monthly installments.
     Prior to July 1, 2006 and during the applicable periods in 2005, for his services in the capacity of non-executive Chairman of the Board, Mr. Hunt received a director’s fee of $8,000 per month, in addition to the standard director’s fees he received for serving on the Board of Directors and for serving on and chairing Board committees. Based on Mr. Hunt’s committee assignments, he was entitled to receive standard director’s fees at the annual rate of $70,000. During 2005, Mr. Hunt also received an additional retainer of $1,250 per quarter (or $5,000 annually) for serving as lead independent director prior to his election as Chairman of the Board in March of that year.
     Option Grants under 2004 Non-Employee Directors’ Stock Option Plan
     Under the 2004 Non-Employee Directors’ Stock Option Plan, which we refer to as the 2004 Plan, each non-employee director automatically is granted an option to purchase 10,000 shares of Common Stock upon his or her initial election to the Board of Directors (whether elected by the stockholders or the Board of Directors) and each time the non-employee director is re-elected to the Board of Directors. Each option granted under the 2004 Plan must have an exercise price at least equal to the fair market value on the date of grant of the shares subject to the option. In accordance with the provisions of the 2004 Plan, (a) on June 8, 2005, each of the non-employee directors, consisting of Messrs. Box, Hunt, Kaufman, Stone, Stull and Tucei, was granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $6.27 per share, equal to the fair market value of the Common Stock on the date of grant, (b) upon joining the Board of Directors on December 15, 2005, Mr. Warren, a non-employee director, was granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $8.34 per share, equal to the fair market value of the Common Stock on the date of grant; (c) upon joining the Board of Directors on September 13, 2006, Mr. Anderson, a non-employee director, was granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $5.11 per share, equal to the fair market value of the Common Stock on the date of grant, and (d) upon joining the Board of Directors on November 6, 2006, Dr. McFarland, a non-employee director, was granted a stock option to purchase 10,000 shares of Common Stock at an exercise price of $6.05 per share, equal to the fair market value of the Common Stock on the date of grant. Each of the non-employee directors will be granted a stock option to purchase 10,000 shares of Common Stock if he is re-elected at the Annual Meeting.
     In September 2006, the Compensation Committee approved amendments of the 2004 Plan. As amended, the 2004 Plan provides that the purchase price of shares of Newpark’s Common Stock subject to each stock option granted under the 2004 Plan will be equal to the fair market value of those shares on the date of grant, which will be equal to the closing price of the Common Stock for the day on which the option is granted (or, if the date of grant is not a trading day, on the trading day immediately preceding that date). The amendments also clarified the provision set forth in the last sentence of Section 4.2 of the 2004 Plan. As amended, this provision requires that, if no annual meeting of stockholders (or stockholder action in lieu of a meeting) occurs in any calendar year, and a non-employee director eligible to receive a stock option grant under the 2004 Plan remains a non-employee director as of the end of that calendar year, then that non-employee director will receive a stock option grant pursuant to Section 4.2 of the 2004 Plan on the last business day of the same calendar year, subject to the terms and conditions of the 2004 Plan.
Stockholder Communication with Board Members
     The Board of Directors has established a process for stockholders to send communications, other than sales-related communications, to one or more of its members. These communications should be sent by letter addressed to the member or members of the Board of Directors to whom the communication is directed, care of the Corporate Secretary, Newpark Resources, Inc., 3850 N. Causeway Blvd., Suite 1770, Metairie, LA 70002. These communications, other than sales-related communications, will be forwarded to the Board member or members specified.
Director Attendance at Annual Meeting
     Newpark has a policy encouraging the attendance of all directors at annual meetings, and Newpark makes all appropriate arrangements for directors that choose to attend. All of Newpark’s directors attended the 2005 Annual Meeting of Stockholders.

EXECUTIVE OFFICERS
     As of November 7, 2006, the executive officers of Newpark, their ages and positions are as follows:

Name	Age	Position
Paul L. Howes	50	President and Chief Executive Officer
James E. Braun	47	Vice President and Chief Financial Officer
Mark J. Airola	48	Vice President, General Counsel and Chief Administrative Officer
Sean D. Mikaelian	43	President of subsidiary (Soloco, LLC)
Bruce C. Smith	55	President of subsidiary (Newpark Drilling Fluids, L.P.)
Samuel L. Cooper	50	President of subsidiary (Newpark Environmental Management Company, LLC)
     For a description of the business experience of Mr. Howes during the past five years, see above under the heading “Election of Directors—Business Experience of Directors During the Past Five Years.”
     James E. Braun joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated.
     Mark J. Airola joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company’s commercial litigation.
     Sean D. Mikaelian joined Newpark in May 2006 as President of its subsidiary Soloco, LLC. Prior to joining Newpark, since 2003 he managed the $225 million packaging division of Flint Group (formerly Flint Ink Corporation), a worldwide supplier to the printing, converting and colorant industries, as Vice President and General Manager. From 2000 to 2003, Mr. Mikaelian was Vice President of National Accounts of the packaging division.
     Bruce C. Smith joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for three business units, including their drilling fluids unit.
     Samuel L. Cooper joined Newpark in August 2005 as Vice President-Sales and then, in November 2005, he became President of its subsidiary Newpark Environmental Management Company, LLC. Prior to joining Newpark, from February 2002 to July 2005, he was Director of Operations of the Hydrocarbon Recovery group of USFilter, a Siemens business that recovers, recycles and reuses lubricants and fluids. He also served as the Southeast Regional Business Unit Manager of the Hydrocarbon Recovery group of USFilter from February 2002 through December 2003. From August 1998 through October 2001, he first served as Senior Vice President and then as Regional Vice President of U.S. Liquids Inc., a provider of liquid waste management services.

OWNERSHIP OF COMMON STOCK
Certain Beneficial Owners
     The following table sets forth information, as of the date indicated in the applicable Schedule 13G with respect to each stockholder identified as beneficially owning greater than 5% of Newpark’s Common Stock, the number of outstanding shares of Newpark’s Common Stock and the percentage beneficially owned. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that person.

	Shares of Common Stock
	Beneficially Owned
Name and Address of Beneficial Owner	Number	Percent
Wells Fargo & Company (1) 420 Montgomery Street San Francisco, California 94104	9,467,042	10.6%
Columbia Wanger Asset Management, L.P. (2) 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	8,695,200	9.8%
Heartland Advisors, Inc. (3) 789 N. Water Street, Suite 500 Milwaukee, Wisconsin 53202	6,796,550	7.6%
Steinberg Asset Management LLC (4) 12 East 49th Street, Suite 1202 New York, New York 10017	6,692,950	7.7%

(1)	Wells Fargo & Company has sole voting power with respect to 9,261,297 shares and sole dispositive power with respect to 9,451,403 shares. Wells Capital Management Incorporated beneficially owns 9,203,153 shares with respect to which it has sole dispositive power, and sole voting power with respect to 3,234,028 shares. Wells Fargo Funds Management, LLC beneficially owns 6,026,369 shares with respect to which it has sole voting power, and sole dispositive power with respect to 215,850 shares. The address for each of Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC is 525 Market Street, San Francisco, California 94105. Information is based on Amendment No. 1 to Schedule 13G filed by Wells Fargo & Company on August 14, 2006, on behalf of the following subsidiaries: Wells Capital Management Incorporated, Wells Fargo Funds Management, LLC, and Wells Fargo Bank, National Association.

(2)	WAM Acquisition GP, Inc. has shared voting and dispositive power with respect to 8,695,200 shares. The shares reported include shares held by Columbia Acorn Trust, a Massachusetts business trust that is advised by Columbia Wanger Asset Management, L.P. Columbia Acorn Trust holds 6.8% of the outstanding shares of Newpark’s Common Stock. Information is based on Amendment No. 6 to Schedule 13G filed February 14, 2006.

(3)	Heartland Advisors, Inc. has not filed a Schedule 13D or Schedule 13G as of the date of this Proxy Statement.

(4)	Steinberg Asset Management LLC has sole voting power with respect to 6,255,150 shares and sole dispositive power with respect to 6,692,950 shares. Michael A. Steinberg & Company, Inc. beneficially owns, and has sole dispositive power with respect to, 56,500 shares. Information is based on Amendment No. 1 to Schedule 13G filed February 8, 2006.
Ownership of Directors and Executive Officers
     The following table sets forth information with respect to the beneficial ownership of Newpark’s outstanding Common Stock as of November 7, 2006, by (i) each current director and each nominee for director of Newpark, (ii) each named executive officer identified in the Summary Compensation Table below, and (iii) all current directors and executive officers as a group. Except as otherwise indicated below, each person named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by that person, except to the extent that authority is shared by spouses under applicable law.

	Shares Beneficially Owned (1)
Name	Number	Percent
Paul L. Howes	200,000	*
David C. Anderson	—	*
James D. Cole (2) (3)	1,037,411	1.2%
Alan J. Kaufman (4)	1,056,892	1.2%
James H. Stone (5) (6)	648,200	*
Roger C. Stull (7)	200,250	*
Matthew W. Hardey (8) (9)	45,205	*
Wm. Thomas Ballantine (10)	38,145	*
David P. Hunt	120,000	*
F. Walker Tucei, Jr.	47,000	*
Jerry W. Box	34,167	*
Gary L. Warren	2,000	*
James W. McFarland	—	*
All current directors and executive officers as a group (15 persons) (11).	2,588,808	2.9%

*	Indicates ownership of less than 1%.

(1)	The percentage ownership is based on 89,432,473 shares of Common Stock outstanding as of November 7, 2006. Common Stock numbers include, with respect to the stockholder in question, (a) shares of Common Stock issuable upon exercise of options exercisable within 60 days after November 7, 2006 (or January 6, 2007), (b) 200,000 shares of Common Stock subject to a restricted stock award made to Mr. Howes, and (c) 100,000 shares of Common Stock subject to a restricted stock award made to each of Messrs. Braun and Airola. Includes shares which may be purchased upon the exercise of stock options which are exercisable as of January 6, 2007: Dr. Kaufman — 80,000 shares; Mr. Stone — 80,000 shares; Mr. Stull — 50,000 shares; Mr. Hunt - 80,000 shares; Mr. Tucei — 30,000 shares; Mr. Box — 16,067 shares; Mr. Warren — 2,000; and all directors and executive officers as a group — 411,067 shares.

(2)	Mr. Cole served as Chief Executive Officer of Newpark until March 22, 2006. He was on administrative leave from April 12, 2006 until June 29, 2006, at which time his employment with Newpark and its subsidiaries in all positions was terminated.

(3)	Includes (a) 280,000 shares held by four separate trusts of which Mr. Cole serves as trustee and of which the beneficiaries are children of Mr. Cole and (b) 40,048 shares held by Mr. Cole’s IRA. Mr. Cole disclaims ownership of the 280,000 shares held by the four trusts.

(4)	Includes (a) 14,000 shares held in a trust of which the beneficiaries are children of Dr. Kaufman and (b) 12,600 shares held by his spouse. Dr. Kaufman disclaims beneficial ownership of the shares held by his spouse, except to the extent of his pecuniary interest therein.

(5)	Mr. Stone will not stand for re-election at the Annual Meeting. Effective December 28, 2006, Mr. Stone will be appointed the honorary position of Director Emeritus.

(6)	Includes (a) 14,200 shares held either as custodian for or in a trust of which the beneficiaries are children of Mr. Stone, (b) 8,000 shares held in trust for his daughter, and (c) 4,000 shares held in a partnership in which a company controlled by Mr. Stone is the majority partner. Mr. Stone disclaims ownership of the shares held in the partnership, except to the extent of his pecuniary interest therein.

(7)	Includes 250 shares held in a trust for which Mr. Stull and his wife are co-trustees and of which the beneficiary is a grandchild of Mr. and Mrs. Stull. Mr. Stull disclaims beneficial ownership of these shares.

(8)	Mr. Hardey held the title of Vice President of Finance and Chief Financial Officer of Newpark until June 29, 2006. He was on administrative leave from April 12, 2006 until June 29, 2006.

(9)	Includes 7,500 shares held by Mr. Hardey’s IRA.

(10)	Mr. Ballantine served as President and Chief Operating Officer of Newpark until July 14, 2006.

(11)	This figure includes Mr. Stone who will not stand for re-election at the Annual Meeting as noted in footnote 4 above. Not including any shares beneficially owned by Mr. Stone, all current directors and executive officers as a group as of November 7, 2006 beneficially own 1,940,608 shares of Common Stock, which represents 2.2% of the outstanding shares.

EXECUTIVE COMPENSATION
     The following table summarizes all compensation paid to Newpark’s Chief Executive Officer, President and Chief Operating Officer and Vice President of Finance and Chief Financial Officer (the only executive during 2005) for services rendered in all capacities to Newpark for the years ended December 31, 2005, 2004 and 2003.
Summary Compensation Table

				Long-Term
				Compensation
				Awards	Payouts
		Annual		Securities	LTIP	All Other
Name and Principal		Compensation		Underlying	Payouts	Compensation
Position	Year	Salary	Bonus	Options(1)		$(2)
James D. Cole (3)	2005	$320,000	$149,760	40,000	0	$11,821
Chief Executive	2004	320,000	0	40,000	0	7,864
Officer	2003	320,000	0	40,000	0	11,045
Wm. Thomas Ballantine (4)	2005	275,000	$113,575	20,000	0	$14,117
President and Chief	2004	260,000	0	20,000	0	6,138
Operating Officer	2003	260,000	0	20,000	0	10,350
Matthew W. Hardey (5) Vice President of	2005	215,000	$104,920	20,000	0	10,980
Finance and Chief	2004	200,000	0	20,000	0	3,643
Financial Officer	2003	200,000	0	20,000	0	7,206

(1)	Number of shares of Common Stock underlying options granted under the 1995 Incentive Stock Option Plan. Upon the termination of Messrs. Cole’s and Hardey’s employment with Newpark and its subsidiaries on June 29, 2006, all of their stock options immediately expired, including the options described in the table above. Upon the voluntary termination of Mr. Ballantine’s employment effective July 14, 2006, Mr. Ballantine had until October 12, 2006 to exercise his then-vested options. Mr. Ballantine did not exercise any of his options and they expired by their terms on the expiration date.

(2)	Includes contributions by Newpark to a 401(k) plan of $6,277 in 2005, $3,508 in 2004 and $3,323 in 2003 for Mr. Cole; $7,979 in 2005, $3,300 in 2004 and $5,400 in 2003 for Mr. Ballantine; and $9,338 in 2005, $2,539 in 2004 and $4,038 in 2003 for Mr. Hardey. Additional amounts indicated represent excess group term life insurance premiums paid by Newpark for the benefit of each of the named executive officers. Perquisites and other personal benefits, securities and property did not exceed $50,000 or 10% of the total of annual salary and bonus for any named executive officer in any of 2005, 2004 and 2003 and consequently are not included in the Other Annual Compensation column.

(3)	Mr. Cole served as Chief Executive Officer of Newpark until March 22, 2006. He was on administrative leave from April 12, 2006 until June 29, 2006, at which time his employment with Newpark and its subsidiaries in all positions was terminated.

(4)	Mr. Ballantine served as President and Chief Operating Officer of Newpark until July 14, 2006.

(5)	Mr. Hardey held the title of Vice President of Finance and Chief Financial Officer of Newpark until June 29, 2006. He was on administrative leave from April 12, 2006 until June 29, 2006.
Option Grants in Last Fiscal Year
     The following table sets forth certain information with respect to stock options granted to the named executive officers identified in the Summary Compensation Table during 2005.

		Percentage
	Number of	of Total
	Securities	Options	Exercise
	Underlying	Granted to	Price		Grant Date
	Options	Employees	Per	Expiration	Present
Name	Granted(1)	in 2005	Share(2)	Date(1)	Value(3)
James D. Cole	40,000	10.5%	$6.27	06/08/12	$141,600
Wm. Thomas Ballantine	20,000	5.3%	$6.27	06/08/12	$70,800
Matthew W. Hardey	20,000	5.3%	$6.27	06/08/12	$70,800

(1)	The options are nonstatutory stock options granted on June 8, 2005, under the 1995 Incentive Stock Option Plan and became exercisable first on June 8, 2006, originally scheduled to vest at the rate of one-third per year over the three years following the date of grant. Upon the termination of Messrs. Cole’s and Hardey’s employment with Newpark and its subsidiaries on June 29, 2006, all of their stock options immediately expired, including the options described in the table above. Upon the voluntary termination of Mr. Ballantine’s employment effective July 14, 2006, Mr. Ballantine had until October 12, 2006 to exercise his then-vested options. Mr. Ballantine did not exercise any of his options and they expired by their terms on the expiration date.

(2)	At the discretion of the Compensation Committee, the exercise price may be paid by delivery of shares of Common Stock owned by the executive valued at the fair market value on the date of exercise, and the tax withholding obligations related to the exercise of the stock options may be satisfied by offset of the underlying shares, valued at the fair market value on the date of exercise, subject to certain conditions. The Compensation Committee retains the discretion, subject to plan limits, to modify the terms of outstanding options, but not to reprice the options.

(3)	The grant date present value was calculated using the Black-Scholes option valuation model. The actual value, if any, ultimately realized by an executive will depend on the future market price of Newpark’s Common Stock. The Black-Scholes model is only one method of valuing options, and the actual value of the options may be significantly different.

Significant assumptions used in calculating the present value of the grants made on June 8, 2005, are as follows:

Risk-free interest rate:	3.92%	Expected years until exercise:	4 years
Expected stock volatility:	72.0%	Dividend yield:	0.0%

Option Exercises in Last Fiscal Year and Fiscal Year-End Values
     The following table sets forth information for the named executive officers identified in the Summary Compensation Table with respect to stock options exercised in 2005 and the unexercised stock options held by them as of December 31, 2005.

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-
	Shares	Value	Options at		the-Money Options at
	Acquired on	Realized	December 31, 2005		December 31, 2005 (1) (2)
Name	Exercise(#)	($)	Exercisable	Unexercisable	Exercisable	Unexercisable
James D. Cole	—	—	140,001	79,999	$66,402	$127,998
Wm. Thomas Ballantine	—	—	150,001	39,999	$150,614	$63,998
Matthew W. Hardey	25,000	83,813	115,001	39,999	$83,302	$63,998

(1)	Dollar values are calculated by determining the difference between the fair market value at year-end of the shares underlying the options and the exercise price of the options.

(2)	Options are in-the-money if the fair market value of the shares underlying the option is greater than the exercise price of the option.
Long Term Incentive Plan — Awards in Last Fiscal Year
     The following table sets forth certain information with respect to awards of Common Stock equivalents granted during 2005 to the named executive officers identified in the Summary Compensation Table under Newpark’s 2003 Long Term Incentive Plan, which we refer to as the Long Term Incentive Plan.
     Since the adoption of the Long Term Incentive Plan in 2003, the Compensation Committee has made awards of Common Stock equivalents to Newpark’s executive officers and senior managers at the beginning of overlapping three-year performance periods. The awards vest and become payable in Newpark Common Stock if certain performance criteria are met over the three-year performance period and the participant has remained in the employ of Newpark throughout the performance period. The Compensation Committee has the authority to make, and has made, awards under the Long Term Incentive Plan on terms that differ from the terms described below.
     The performance criteria applicable to the awards shown in the table are Newpark’s annualized total stockholder return relative to an industry group index and Newpark’s average return on equity over the three-year performance period. Vesting of 20% of the number of shares of Common Stock subject to the awards occurs when Newpark’s performance achieves “expected” levels for both performance criteria, and full vesting occurs if Newpark’s performance is at the “over-achievement” level for both performance criteria, in each case measured over the entire three-year performance period. No shares vest if Newpark’s performance level is below the “expected” level, and straight-line interpolation will be used to determine vesting if performance is between “expected” and “over-achievement” levels.

     The awards made to Messrs. Cole, Ballantine and Hardey, as described below, were forfeited as of the termination date of their employment with Newpark and its subsidiaries . Messrs. Cole and Hardey were terminated for cause on June 29, 2006, and Mr. Ballantine voluntarily terminated his employment effective July 14, 2006.

		Performance	Estimated Future Payouts
		Period Until	of Shares Under the Plan
	Number of	Maturation or	Threshold	Target	Maximum
Name	of Units	Payout	(#) (1)	(#) (2)	(#) (3)
James D. Cole	50,000	1/1/05-12/31/07	5,000	10,000	50,000
Wm. Thomas Ballantine	30,000	1/1/05-12/31/07	3,000	6,000	30,000
Matthew W. Hardey	30,000	1/1/05-12/31/07	3,000	6,000	30,000

(1)	Assumes one of the performance criteria is achieved at the expected level.

(2)	Assumes both of the performance criteria are achieved at the expected level.

(3)	Assumes both of the performance criteria are achieved at the over-achievement level.
Equity Compensation Plan Table
     The following table sets forth certain information with respect to the equity compensation plans maintained by Newpark as of December 31, 2005, under which its equity securities may be issued in the future, and with respect to individual compensation arrangements as of December 31, 2005.

	(a)	(b)	(c)
			Number of Securities
			Remaining Available
			for Future Issuance
	Number of Securities	Weighted-Average	Under Equity
	to be Issued Upon	Exercise Price of	Compensation Plans
	Exercise of	Outstanding	(Excluding Securities
	Outstanding Options,	Options, Warrants	Reflected in
Plan Category	Warrants and Rights	and Rights	Column (a))
Equity compensation plans approved by stockholders Options	4,474,031 (1)	$6.31	973,256	(2)
Other rights (3)	649,000	n/a	351,000
Equity compensation plans not approved by stockholders (4)	133,333	n/a	None

Total	5,256,364	n/a	1,324,256

(1)	Includes options issued under the 1988 Incentive Stock Option Plan, the 1993 Non-Employee Directors’ Stock Option Plan, the 1995 Incentive Stock Option Plan and the 2004 Non-Employee Directors’ Stock Option Plan.

(2)	Includes 103,256 shares available for future issuance under Newpark’s 1999 Employee Stock Purchase Plan; and 870,000 shares available for future issuance under the 2004 Non-Employee Directors’ Stock Option Plan. No additional options may be issued under the 1988 Incentive Stock Option Plan, the 1995 Incentive Stock Option Plan or the 1993 Non-Employee Directors’ Stock Option Plan.

(3)	Represents awards of Common Stock equivalents issued (column (a)) or issuable (column (c)) under the Long Term Incentive Plan that will vest and become payable in Newpark Common Stock if certain performance criteria are met. For further information regarding the Long Term Incentive Plan, see above under the heading “Long Term Incentive Plan — Awards in Last Fiscal Year” and Note M of the Notes to Consolidated Financial Statements included in Amendment No. 2 to Newpark’s Annual Report on Form 10-K/A for the year ended December 31, 2005.

(4)	Represents awards of Common Stock equivalents issued pursuant to individual compensation arrangements for key employees of Newpark subsidiaries. These awards became fully vested and the underlying shares issued in early 2006.
Employment Agreements, Change-in-Control Arrangements and Severance Benefits
     Employment Agreement with Paul L. Howes
     On March 22, 2006, Mr. Howes entered into an employment agreement with Newpark under which he serves as Newpark’s Chief Executive Officer. This agreement was amended on June 7, 2006, to add a definition for “Change in Control.” The term of the employment agreement is from March 22, 2006, through March 31, 2009, with automatic renewal for successive one-year periods thereafter ending on each March 31, unless Mr. Howes’ employment is terminated by either party’s giving 60 days written notice. Under this employment agreement, Mr. Howes is entitled to receive the following compensation and benefits:
•	Annual base salary of $400,000;

•	An opportunity under Newpark’s executive incentive compensation plan to earn a cash bonus of between 70% and 140% of his annual base salary based on the satisfaction of performance criteria specified by the Compensation Committee related to Newpark’s return on equity (weighted 25%), EBIT return on average assets (weighted 25%), earnings per share (weighted 20%), and a discretionary component as recommended by the Compensation Committee (weighted 30%);

•	Eligibility to receive annual stock options and performance-based awards under the Long Term Incentive Plan as determined in the discretion of the Compensation Committee. As presently structured, Mr. Howes would be awarded options to purchase 80,000 shares and a performance restricted share award of 50,000 shares annually;

•	As an inducement to accept employment with Newpark, an award of (i) options to purchase 375,000 shares at the market price at the close of business on March 22, 2006, which will vest ratably over three years (as further memorialized by a Non-Statutory Stock Option Agreement dated as of March 22, 2006), and (ii) 200,000 time restricted shares, which will vest ratably over five years (as further memorialized by a Stock Award Agreement dated as of March 22, 2006);

•	Payment of one-half the initiation fee for membership in the country club of Mr. Howes’ choice and an annual stipend of $20,000 to be used by Mr. Howes in his discretion for monthly club dues, automobile costs, and similar expenses;

•	Reimbursement for all reasonable and necessary business, entertainment and travel expenses incurred or expended by Mr. Howes in the performance of his duties;

•	Payment of reasonable temporary housing costs and reimbursement of reasonable commercial transportation expenses for Mr. Howes or his wife between New Orleans, Louisiana, and their home weekly, if necessary and appropriate, through December 31, 2006, and payment of reasonable relocation expenses. All expenses related to temporary housing, commuting, relocation, and similar expenses will be grossed up based on the highest marginal federal tax rate for the year in which payments are made;

•	Reimbursement of the cost of medical insurance coverage for Mr. Howes and his family in the St. Louis, Missouri area until final relocation of his family is completed;

•	Four weeks of paid vacation; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
     Mr. Howes’ employment with Newpark will terminate (a) automatically upon his death or disability, (b) at Mr. Howes’ election upon 30 days notice to Newpark for “Good Reason” (as defined below) or Mr. Howes’ voluntary resignation at his election and without Good Reason, (c) by Newpark for “Cause” (as defined below), (d) by Newpark without Cause or (e) by either Mr. Howes’ or Newpark’s giving 60 days notice in advance of the expiration of the initial or any successive employment terms under Mr. Howes’ employment agreement. As used in this agreement, “Good Reason” means (i) Newpark’s unreasonable interference with Mr. Howes’ performance of his duties, (ii) a detrimental change in Mr. Howes’ duties, responsibilities or status, (iii) Newpark’s failure to comply with its obligations under its agreements with Mr. Howes, (iv) diminution of Mr. Howes’ salary or benefits, (v) Newpark’s failure to approve Mr. Howes’ business plan to move Newpark’s corporate headquarters in whole or in part to Houston, Texas, (vi) Newpark’s failure to obtain the assumption of Mr. Howes’ employment agreement by any successor or assignee of Newpark or (vii) the relocation of Mr. Howes’ principal place of employment by more than 50 miles (other than to Houston, Texas).
     As used in this agreement, “Cause” means:

•	conviction by a court of competent jurisdiction of, or entry of a plea of guilty or nolo contendere for an act constituting a felony;

•	dishonesty, willful misconduct or gross neglect by Mr. Howes of his obligations under his employment agreement that results in material injury to Newpark;

•	appropriation (or an overt act attempting appropriation) of a material business opportunity of Newpark;

•	theft, embezzlement or other similar misappropriation of funds or property of Newpark; or

•	failure to follow the reasonable and lawful written instructions or policy of Newpark with respect to the services to be rendered and the manner of rendering services by Mr. Howes.
     The effect of termination of Mr. Howes’ compensation under this employment agreement depends on the timing and reasons for his termination, as described above and as further set forth in his employment agreement.
     Employment Agreement with James D. Cole
     Mr. Cole previously served as Chief Executive Officer of Newpark pursuant to an employment agreement that automatically renewed for successive one-year periods unless terminated by either party. In connection with Mr. Cole’s announcement that he would step down as Chief Executive Officer on December 31, 2005 (or upon the engagement of a new Chief Executive Officer), Mr. Cole and Newpark entered into a new employment agreement (now terminated) that superseded his previous employment agreement. The now terminated agreement provided for his continued employment as Chairman and Chief Executive Officer of Newpark Environmental Water Solutions, LLC, or NEWS, from the earlier of January 1, 2006, or the date he stepped down as Chief Executive Officer of Newpark through December 31, 2007, and the payment of retirement benefits.
     On June 29, 2006, Mr. Cole’s employment with Newpark and its subsidiaries, including NEWS, was terminated by Newpark for cause. His employment agreement provided that, if the employment agreement is terminated for cause, Mr. Cole is entitled to receive only: (1) his base salary through the date of termination; (2) two payments of $320,000 each, one on or before January 15, 2008, and one on or before January 15, 2009, as compensation for his entering into Non-Competition Agreements with Newpark; and (3) stock options and awards under other compensation plans that have fully vested before the date of termination. All stock options and awards that have not vested at the time of termination for cause are forfeited.
     Under the now terminated employment agreement, Mr. Cole was entitled to receive the following compensation and benefits in 2005 (whether serving as Chief Executive Officer of Newpark or Chairman of NEWS):
•	Annual base salary of $320,000, which was paid for 2005;

•	An opportunity under Newpark’s executive incentive compensation plan to earn a cash bonus of between 70% and 140% of his base salary based on the satisfaction of performance criteria;

•	Continued eligibility to receive stock options and performance-based awards under the Long Term Incentive Plan as determined in the discretion of the Compensation Committee;

•	Continued eligibility for future vesting of awards made under the Long Term Incentive Plan in 2003, 2004 and 2005, if the applicable performance criteria are satisfied (regardless of whether Mr. Cole is employed by Newpark when the applicable three-year performance period ends);

•	Use of an automobile; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
     Mr. Cole was entitled to receive the following compensation and benefits for serving as Chairman of NEWS effective January 1, 2006:
•	Annual base salary of $200,000;

•	Continued eligibility for participation in Newpark’s executive incentive compensation plan for a minimum of three years (regardless of employment status), with an opportunity to earn an annual cash bonus of between 50% and 100% of his base salary based on the satisfaction of performance criteria to be determined by the Compensation Committee or, if greater, a bonus equal to 5% of the pre-tax profits of NEWS;

•	Continued eligibility to receive stock options and performance-based awards under the Long Term Incentive Plan on the same basis as the Chief Operating Officer and Chief Financial Officer and as determined in the discretion of the Compensation Committee, with the opportunity to vest in these awards at the end of the applicable performance period regardless of employment status;

•	Use of an automobile; and

•	Participation in the life and health insurance plans, 401(k) plan and other employee benefit plans and programs generally made available to executive personnel.
     In addition, Mr. Cole received additional compensation ($10,000 per month plus eligibility for a bonus in an amount to be determined) for the period from January 1, 2006, until March 22, 2006, when he performed the duties of Chief Executive Officer of Newpark in addition to his other duties. The term of Mr. Cole’s employment as Chairman of NEWS terminated when his employment agreement terminated.

     The employment agreement also provided that, upon Mr. Cole’s retirement from Newpark on or after December 31, 2007, Mr. Cole would be entitled to receive certain retirement benefits (now forfeited) and two payments of $320,000 each, contingent upon his execution of a three-year non-competition agreement.
     Change-in-Control Agreements
     In March 2003, Newpark entered into change-in-control agreements with Messrs. Cole, Ballantine and Hardey. Under these agreements, if there is a “change-in-control” of Newpark and the executive’s employment is terminated (i) by Newpark without “cause” (as defined in the agreements) or (ii) by the executive because of a detrimental change in duties, responsibilities or status, a reduction in salary or bonus opportunities or a relocation of the executive’s principal place of employment by more than 50 miles, which we refer to as Good Reason, then the executive would receive certain benefits. However, because Messrs. Cole and Hardey were terminated for cause and because Mr. Ballantine terminated his employment, none of them received any benefits under these retention agreements.
     Severance Benefits
     On August 11, 2005, Newpark entered into retention agreements with Messrs. Ballantine and Hardey. Under these agreements, if the executive’s employment was terminated by Newpark without “cause” (as defined in the agreements) at any time during the three-year period commencing with the employment of a new Chief Executive Officer who replaces Mr. Cole, then the executive would receive the following benefits:
•	A lump sum payment equal to 1.5 times the executive’s base salary plus the target incentive opportunity available to him under Newpark’s executive incentive compensation plan for the fiscal year in which termination of employment occurs; and

•	Outplacement counseling and continued life and health insurance coverage for 18 months following termination of employment or until re-employed with similar benefits.
The agreements were intended to provide a measure of financial protection to the executives and to facilitate the retention of their services during the period of transition to a new Chief Executive Officer. However, because Mr. Hardey was terminated for cause and because Mr. Ballantine terminated his employment, neither of them received any benefits under these retention agreements.
Compensation Committee Report on Executive Compensation
     The Compensation Committee of the Board of Directors sets Newpark’s compensation policies applicable to executive officers, determines the compensation of the executive officers and administers Newpark’s stock option plans and performance-based incentive plans. The current members of the Compensation Committee are Messrs. Box (Chairman), Hunt, Kaufman and Stull, each of whom has been determined by the Board of Directors to be “independent” under applicable NYSE and Securities and Exchange Commission rules and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee has prepared the following report for inclusion in this Proxy Statement.

     Compensation Principles
     Newpark’s executive compensation programs are intended to attract, retain and motivate key executive personnel, to support implementation of Newpark’s business strategy and to improve long-term profitability and stockholder value by:
•	Placing a significant portion of each executive’s compensation at risk through the use of performance-based compensation that links the amount of total compensation to Newpark’s operating and financial performance;

•	Utilizing programs that reward both short-term and long-term performance; and

•	Providing total compensation opportunities that are competitive with the opportunities offered at comparable companies.
     In furtherance of these policies, Newpark’s compensation program for its executives includes three key elements:
•	Base salary;

•	The opportunity for an annual performance-based cash bonus; and

•	Long-term incentives consisting of stock option grants and awards of performance-based Common Stock equivalents under equity-based compensation plans such as the 2003 Long Term Incentive Plan and the proposed 2006 Equity Incentive Plan.
     The Compensation Committee has utilized an outside compensation consultant to assist it in determining appropriate compensation levels for Newpark’s executive officers and to make recommendations regarding compensation programs and policies reflecting current market practices.
     Annually the Compensation Committee evaluates the effectiveness of the overall program and compares the compensation levels of its executives and the performance of Newpark to the compensation received by executives and the performance of similar oilfield services companies. The primary market comparisons include a peer group of companies similar in size and industry segment, and the broad oilfield services industry, adjusted for size and job responsibilities. These data sources provide a consistent and stable market reference from year to year.
     Annual Base Salary
     The base salaries of executive officers are reviewed and adjusted annually, as appropriate. The Compensation Committee considers job responsibilities, individual performance, company performance and competitive salary levels when evaluating base salaries. Based on its most recent review and the recommendations of Mr. Cole, during his service to Newpark as Chief Executive Officer, and Newpark’s outside compensation consultant, the Compensation Committee approved a $15,000 increase in the base salaries of Messrs. Ballantine and Hardey for 2005, resulting in annual base salaries for 2005 of $275,000 and $215,000, respectively. The Compensation Committee believes that these salaries were comparable to the salaries of executive officers with similar responsibilities at other oilfield services companies.
     Annual Incentive Plan
     Under Newpark’s 2003 Executive Incentive Compensation Plan, which we refer to as the Executive Incentive Compensation Plan, executive officers and senior managers are eligible to receive annual cash bonuses based on the achievement of corporate and business unit financial goals and personal objectives. The specific performance measures are determined annually by the Compensation Committee. By tying annual cash bonuses to Newpark’s performance, the Executive Incentive Compensation Plan provides incentive for key executive and management employees to enhance stockholder value.
     The annual incentive opportunity for each participant in the Executive Incentive Compensation Plan is based on his or her potential to affect operations and/or profitability. In 2005, the maximum incentive opportunity for the Chief Executive Officer was 140% of base salary and the maximum incentive opportunity for each other executive officer was 100% of base salary.
     The performance measures for 2005 for executive officers were earnings per share, cash flow return on assets (EBIT divided by average assets) and return on equity, with 30% of the incentive opportunity subject to the discretion of the Compensation Committee.
     Long-Term Incentives
     Newpark makes periodic grants of stock options to executive officers, senior managers and other key employees. Stock option awards provide these key employees with additional incentives to maximize stockholder value and provide a link between the interests of senior managers and stockholders. Stock options generally have been granted each year as a component of long-term compensation with the size of the grants generally based on the optionee’s responsibility level, base salary and performance. Newpark’s 1995 Incentive Stock Option Plan, which terminated on November 2, 2005, provides for stock options to be issued with an exercise price equal to the market value of Newpark Common Stock on the date of grant, so that optionees will benefit only if the price of Newpark’s stock appreciates. Stock options typically vest pro rata over three years. By utilizing vesting periods, the option program encourages key employees to remain in the employ of Newpark and provides a long-term perspective to the compensation available under the option program. In 2005, options to purchase an aggregate of 80,000 shares of Common Stock were granted to Newpark’s executive officers.
     To further align the interests of senior management and stockholders, beginning in January 2003, the Compensation Committee has made annual awards of Common Stock equivalents to Newpark’s executive officers and senior managers under the 2003 Long Term Incentive Plan. The awards vest and become payable in Newpark Common Stock if certain performance criteria are met over a three-year performance period and the participant has remained in the employ of Newpark throughout the performance period. By providing for three-year performance periods, the 2003 Long Term Incentive Plan is intended to motivate and reward long-term performance. Effective January 2005, awards covering 110,000 Common Stock equivalents were made to executive officers under the 2003 Long Term Incentive Plan.

The performance criteria applicable to these awards are Newpark’s annualized total stockholder return relative to an industry group index and Newpark’s average return on equity over the three-year performance period. For further information regarding the operation of the plan, see above under the heading “Long Term Incentive Plan — Awards in Last Fiscal Year.”
     Other
     In addition to the compensation paid to executive officers as described above, Newpark paid excess group term life insurance premiums for the benefit of each executive officer as described in the Summary Compensation Table. The executive officers also participate in Newpark’s 401(k) plan and other benefit plans generally made available to employees on the same basis as other participants, subject to any legal limits on the amounts that may be contributed by or paid to executives under the plans.
     Chief Executive Officer Compensation
     The Compensation Committee, in determining the compensation of the Chief Executive Officer, considers Newpark’s size and variety of operations, Newpark’s results of operations and progress in achieving strategic goals and the compensation of chief executive officers of other oilfield services companies. In general, the same principles were applied in determining the Chief Executive Officer’s compensation as are used in determining the compensation of the other executive officers. Mr. Cole received a base salary of $320,000 in 2005, which was determined under the terms of an employment agreement entered into during that year.
     Mr. Cole participated in the Executive Incentive Compensation Plan, the 2003 Long Term Incentive Plan and Newpark’s stock option program, as described above. In 2005, Mr. Cole was granted a bonus under the Executive Incentive Compensation Plan of $149,760. In determining the amount of bonus, the Compensation Committee considered Newpark’s financial performance, Mr. Cole’s leadership in guiding the organization, and achievement of strategic initiatives. In June 2005, the Compensation Committee granted Mr. Cole a stock option to purchase 40,000 shares of Common Stock, which option expired upon the termination of Mr. Cole’s employment with Newpark. The size of this grant was based on the factors noted above, competitive market data and Mr. Cole’s performance in 2004. The ultimate value of the stock option will depend on the future market price of Newpark’s Common Stock. Mr. Cole also participated in Newpark’s 401(k) plan.
     Pursuant to his now terminated employment agreement, Mr. Cole was awarded 50,000 Common Stock equivalents under the 2003 Long Term Incentive Plan as part of his compensation package for 2005. This award, which was forfeited upon the termination of Mr. Cole’s employment with Newpark and its subsidiaries on June 29, 2006, was subject to the satisfaction of performance criteria similar to the performance criteria applicable to his 2005 award. For further information regarding the terms of the employment agreement, see above under the heading “Employment Agreements, Change-in-Control Arrangements and Severance Benefits — Employment Agreement with James D. Cole.”
     Deductibility of Compensation
     Section 162(m) of the Internal Revenue Code limits the deductibility by a company of compensation in excess of $1.0 million paid to its most highly compensated executive officers, subject to certain exceptions for performance-based compensation that has been approved by stockholders. The Compensation Committee’s general policy is to structure Newpark’s compensation programs so that all compensation paid to executive officers is fully deductible. However, the Compensation Committee believes it is important for Newpark to retain discretion to authorize the payment of compensation that does not qualify for income tax deductibility under Section 162(m), if necessary to meet the Compensation Committee’s hiring, retention and incentive goals. All compensation paid to executive officers in 2005 was fully deductible, and Newpark does not expect to pay its executive officers compensation in 2006 in excess of the Section 162(m) deductibility limit. The Compensation Committee intends to continue to consider the impact of Section 162(m) when making executive compensation decisions.

Compensation Committee:

Jerry W. Box, Chairman	Alan J. Kaufman
David P. Hunt	Roger C. Stull
Compensation Committee Interlocks and Insider Participation
     The members of the Compensation Committee during 2005 were Messrs. Box, Hunt, Kaufman, Stone and Stull. No member of the Compensation Committee is a current or former officer or employee of Newpark or any of its subsidiaries. Additionally, no executive officer of Newpark served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Newpark.

Performance Graph
     The following graph reflects a comparison of the cumulative total stockholder return of Newpark Common Stock from December 31, 2000, through December 31, 2005, with the New York Stock Exchange Market Value Index, a broad equity market index, and the Hemscott Oil & Gas Equipment/Services Index, an industry group index. The graph assumes the investment of $100 on December 31, 2000, in Newpark Common Stock and each index and the reinvestment of all dividends, if any. In the 2005 proxy statement, Newpark used the Coredata Oil & Gas Equipment/Services Index as its industry group index. The Hemscott Oil & Gas Equipment/Services Index is a successor to the Coredata Oil & Gas Equipment/Services Index previously used by Newpark.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG NEWPARK RESOURCES, INC.,
NYSE MARKET INDEX AND HEMSCOTT GROUP INDEX
ASSUMES $100 INVESTED ON DEC. 31, 2000
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Newpark Resources, Inc.	100.00	82.61	45.49	50.09	53.85	79.79
Industry Group Index	100.00	70.41	65.51	79.92	109.68	165.76
Broad Market Index	100.00	91.09	74.41	96.39	108.85	117.84

     The comparisons in the foregoing graph and table are not intended to forecast or indicate possible future price performance.

APPROVAL OF 2006 EQUITY INCENTIVE PLAN
Introduction
     The 2006 Equity Incentive Plan, which we refer to as the 2006 Plan, was adopted by the Board of Directors on November 13, 2006, subject to approval by the stockholders at the Annual Meeting. The 2006 Plan enables the Compensation Committee to grant to key employees, including executive officers and other corporate and divisional officers, of Newpark and its subsidiaries a variety of forms of equity-based compensation, including grants of options to purchase shares of Common Stock, shares of restricted Common Stock, Restricted Stock Units, Stock Appreciation Rights, other stock-based awards, and performance-based awards.
     The maximum number of shares of Common Stock issuable under the 2006 Plan is 2,000,000, which is also the maximum number of shares of Common Stock which may be issued upon the exercise of incentive stock options granted under the 2006 Plan. The annual maximum number of shares that may be covered by stock options and Stock Appreciation Rights (in the aggregate) granted under the 2006 Plan to any single participant is 200,000, and the annual maximum number of shares that may be covered by all other awards under the 2006 Plan (in the aggregate) to any single participant is 100,000.
     The Board of Directors believes the opportunity to receive awards under the 2006 Plan provides an important incentive to employees to make significant and extraordinary contributions to the long-term performance and growth of Newpark. Accordingly, the Board of Directors recommends that stockholders vote “FOR” the adoption of the 2006 Plan in order to assure that Newpark will continue to have sufficient options and other equity-based rights to serve as a vehicle for attracting, retaining and motivating employees of exceptional ability.
     The full text of the 2006 Plan is set forth as Appendix A to this Proxy Statement, and stockholders are urged to refer to it for a complete description of the 2006 Plan. The summary of the principal features of the 2006 Plan which follows is qualified in its entirety by reference to the complete text of the 2006 Plan.
Principal Features of the 2006 Plan
     The 2006 Plan will be administered by the Compensation Committee, all of whose members are non-employee directors. Members of the Compensation Committee are eligible to and have received awards under the 1993 Non-Employee Directors’ Stock Option Plan and the 2004 Non-Employee Directors’ Stock Option Plan, but are not eligible to receive awards under the 2006 Plan. The Compensation Committee has complete authority, subject to the express provisions of the 2006 Plan, to approve the employees of Newpark and its subsidiaries to be granted awards, to determine the number of stock options or other awards to be granted to employees, to set the terms and conditions of the awards, to remove or adjust any restrictions and conditions upon those awards, and to adopt rules and regulations, and to make all other determinations, deemed necessary or desirable for the administration of the 2006 Plan.
     Any of the powers and responsibilities of the Compensation Committee may be delegated to a subcommittee. These powers and responsibilities also may be delegated to one or more officers or employees of Newpark or its subsidiaries, subject to terms that the Compensation Committee shall determine and also subject to the limitations set forth in the 2006 Plan. The

Compensation Committee, or its subcommittee, will have sole authority to determine whether to review any actions or interpretations of such officer or employee, and, if so reviewed, the actions and interpretations of the officer and employee will be subject to approval, disapproval or modification by the Compensation Committee.
     The Compensation Committee will maintain ultimate control of the operation of the 2006 Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee, will conduct or cause the conduct of an audit of the operation of the 2006 Plan to verify that it has been operated and awards have been documented and maintained by the officers of Newpark in accordance with the directions of the Compensation Committee.
     In selecting participants in the 2006 Plan, consideration is given to factors such as employment position, duties and responsibilities, ability, productivity, length of service, morale, interest in Newpark and supervisor recommendations, for both existing and future employees of Newpark as applicable. Awards may be granted to the same employee on more than one occasion. Each award will be evidenced by a written agreement in a form approved by the Compensation Committee.
     No securities may be granted under the 2006 Plan after November 12, 2016. If an award expires, terminates or is cancelled for any reason without having been exercised or converted in full, the shares of Common Stock not purchased or received under that award are available for future grants.
     The Board of Directors may at any time suspend, amend or terminate the 2006 Plan. Stockholder approval is required, however, to increase the number of shares of Common Stock which may be issued (except for adjustments under anti-dilution clauses) or to effectuate a change for which stockholder approval is required: (a) for the 2006 Plan to continue to qualify under Section 422 of the Internal Revenue Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to Newpark; or (c) for awards to be eligible for the performance-based compensation exception under Section 162(m) of the Internal Revenue Code, which we refer to as Section 162(m). The 2006 Plan authorizes the Compensation Committee to include in awards provisions which permit the acceleration of vesting if there is a change in control of Newpark resulting from certain occurrences. Newpark intends to maintain a current registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock subject to the 2006 Plan.
Stock Options
     Stock options granted under the 2006 Plan may be either incentive stock options or nonstatutory stock options. The exercise price of each stock option must be at least equal to the fair market value of the Common Stock on the date the stock option is granted. The determination of fair market value of the Common Stock is based on New York Stock Exchange quotations. The stock option term is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Each stock option may provide that it is exercisable in full or in periodic installments or upon the satisfaction of such performance criteria as the Compensation Committee may determine, and each stock option is exercisable from the date of grant or any later date specified in the option, all as determined by the Compensation Committee. The Compensation Committee’s authority to take certain actions under the 2006 Plan includes authority to accelerate vesting schedules and to otherwise waive or adjust restrictions applicable to the exercise of stock options.
     Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to Newpark, together with payment of the exercise price. The exercise price may be paid in cash, by cashier’s or certified check or, if the Compensation Committee permits, by surrender of shares of Common Stock owned by the holder of the option, by cashless exercise, or by a combination thereof.
     Except as otherwise provided below, an optionee may not exercise a stock option unless from the grant date to the exercise date the optionee remains continuously in the employ of Newpark. If the optionee’s employment terminates by reason of death or disability, the stock options then currently exercisable remain exercisable for 12 months after termination of employment, subject to earlier expiration at the end of their fixed term. If the optionee’s employment terminates by reason other than death or disability, or a termination for cause, the stock options then currently exercisable remain exercisable for 90 days after termination of employment (except that the 90-day period is extended to 12 months if the optionee dies during this 90-day period), subject to earlier expiration at the end of their fixed term. If the optionee’s employment is terminated for cause, the stock options held by the optionee, whether vested or not, will terminate concurrently with the first discovery by Newpark of any reason for the optionee’s termination for cause and will not be exercisable thereafter.
     An employee may receive incentive stock options covering shares of Common Stock of any value, which we refer to as Option Shares, provided that the value of all Option Shares subject to one or more incentive stock options which are first exercisable in any one calendar year may not exceed the maximum amount permitted under Section 422 of the Internal Revenue Code (currently $100,000).
Restricted Stock
     The Compensation Committee may grant to any participant Common Stock, which we refer to as Restricted Stock, subject to forfeiture and vesting restrictions, restrictions on transferability and other restrictions that will apply to the award of Restricted Stock. Each participant who is awarded Restricted Stock will be required to enter into an agreement with Newpark, in a form specified by the Compensation Committee, agreeing to the terms, conditions and restrictions of the grant and other matters consistent with the 2006 Plan as the Compensation Committee determines appropriate. Generally, the restrictions on Restricted Stock will lapse over a period of time, which we refer to as the Restriction Period, as specified by the Compensation Committee and set forth in the award agreement.
     The Compensation Committee will determine the manner in which the Restricted Stock granted under the 2006 Plan will be evidenced. If certificates representing Restricted Stock are registered in the name of the participant, the Compensation Committee may require that those certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Restricted Stock, that Newpark retain physical possession of the certificates, and that the participant deliver a stock power to Newpark, endorsed in blank, relating to the Restricted Stock.

     The Compensation Committee will determine the purchase price for Restricted Stock, which may be less than the fair market value of the Common Stock on the date of grant (but not less than par value). Eligible employees may received Restricted Stock in consideration for past services actually rendered to Newpark and its subsidiaries having a value of not less than the par value of the shares of Restricted Stock subject to the award.
     Unless otherwise set forth in the award agreement, (a) any regular cash dividends declared and paid with respect to shares subject to a Restricted Stock award will be paid to the participant at the same time they are paid to all other stockholders of Newpark, and (b) shares distributed in connection with a stock split or stock dividend, and any other cash or property (including securities of Newpark or other issuers) distributed as a dividend (other than regular cash dividends), will be subject to restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such shares, cash or other property have been distributed. Unless otherwise set forth in the award agreement, all voting rights appurtenant to the shares subject to a Restricted Stock award will be exercised by the participant. If the terms and conditions specified in the award agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the award will be forfeited and reacquired by Newpark or will be subject to a repurchase option in favor of Newpark, as may be specified in the award agreement.
     The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the Restricted Stock that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.
Restricted Stock Units
     The Compensation Committee may make awards of Restricted Stock Units in amounts, at times and to such designated employees as the Compensation Committee may determine. A participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the shares subject to the award of Restricted Stock Units, including any right to vote or to receive other distributions on the shares, until certificates for the shares subject to the award are issued in the participant’s name in accordance with the terms of the applicable award agreement.
     At the time of grant of each award of Restricted Stock Units, the Compensation Committee will determine the restriction period, which we refer to as the RSU Restriction Period, that will apply to the award and will specify the maturity date applicable to each grant of Restricted Stock Units. The maturity date will not be earlier than the vesting date or dates of the award and may be determined at the election of the participant. During the RSU Restriction Period, Restricted Stock Units will be subject to restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance criteria or future service requirements or both), in installments or otherwise as the Compensation Committee may determine in its discretion. If the terms and conditions specified in the award agreement have not been satisfied by the end of the RSU Restriction Period, the Restricted Stock Units subject to the RSU Restriction Period will become null and void, and the participant will forfeit all rights with respect to the award.

     Subject to certain deferral rights that may be granted by the Compensation Committee and the terms of the 2006 Plan and award agreement, on the maturity date, Newpark will deliver to the participant one share of Common Stock for each Restricted Stock Unit scheduled to be paid out on that date and not previously forfeited. The Compensation Committee will specify the purchase price, if any, to be paid by the participant to Newpark for the shares and will determine the methods by which the purchase price may be paid and the form of payment.
     The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the Restricted Stock Units that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.
Stock Appreciation Rights
     The Compensation Committee may make awards of Stock Appreciation Rights in amounts, at times and to such designated employees as the Compensation Committee may determine. A Stock Appreciation Right confers on the participant the right to receive in shares of Common Stock, cash or a combination thereof the value equal to the excess of the fair market value of one share of Common Stock on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every share for which the Stock Appreciation Right is granted. We refer to this value as the SAR Settlement Value. At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right. If not so designated, it will be deemed to be a stand-alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with a stock option and only may be granted at the same time as the stock option to which it relates. The exercise of a tandem Stock Appreciation Right will cancel the related stock option for a like number of shares, and the exercise of the related stock option similarly will cancel the tandem Stock Appreciation Right for a like number of shares. Except as specifically set forth in the 2006 Plan or in the applicable award agreement, tandem Stock Appreciation Rights will be subject to the same terms and conditions as apply to the related stock option. Except as specifically set forth in the 2006 Plan or in the applicable award agreement, stand-alone Stock Appreciation Rights will be subject to the same terms and conditions generally applicable to nonstatutory stock options as set forth in the 2006 Plan.
     The exercise price of each Stock Appreciation Right will be determined by the Compensation Committee, but will not be less than the fair market value of the Common Stock on the date of grant. The term of each Stock Appreciation Right is for a period of 10 years from the date of grant or such shorter period as is determined by the Compensation Committee. Subject to certain deferral rights that may be granted by the Compensation Committee, the Compensation Committee also determines the circumstances under which a Stock Appreciation Right may be exercised, the method of exercise and settlement, and the form of consideration payable in settlement. Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by delivering a notice of exercise to Newpark. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of performance criteria), as to such number of shares or percentage of the shares subject to the Stock Appreciation Right as the Compensation Committee determines. Upon exercise, the participant will be entitled to receive the SAR Settlement Value for each share as to which the Stock Appreciation Right has been exercised. Newpark will pay the SAR Settlement Value in shares, in cash or a combination thereof, as determined by the Compensation Committee and the terms of the award.
     The Compensation Committee generally may provide any other terms, conditions and restrictions with regard to the Stock Appreciation Rights that it deems appropriate and that are not inconsistent with the terms of the 2006 Plan.
Other Stock-Based Awards
     The Compensation Committee may grant to eligible employees equity-based or equity-related awards not otherwise described in the 2006 Plan, alone or in tandem with other awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine. These other stock-based awards may (a) involve the transfer of restricted or unrestricted shares of Common Stock to participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (b) be subject to performance-based or service-based conditions, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with applicable laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each such stock-based award must be denominated in, or have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of the award. Cash awards, as an element of or supplement to any other award under the 2006 Plan, also may be granted.
Performance-Based Awards
     The Compensation Committee may make an award pursuant to the 2006 Plan conditioned upon the attainment of performance goals relating to one or more business criteria. At the beginning of the award period, the Compensation Committee will set forth the performance criteria based upon business and financial objectives for Newpark during the award period and a schedule describing the relationship between the achievement of such performance goals and the awards granted to participants.
     For purposes of awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the performance criteria will (a) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings

(debt or equity); (xvii) transactions that would constitute a “change in control”; or (xviii) any combination of the foregoing. Performance criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss. During the award period, the Compensation Committee may adjust the performance goals as it deems appropriate to compensate for, or reflect, certain situations which are set forth in the 2006 Plan.
Additional Information
     Subject to the discretion of the Compensation Committee, although all employees of Newpark and its subsidiaries are eligible to receive awards under the 2006 Plan, it is currently expected that only key employees of Newpark and its subsidiaries will receive awards under the 2006 Plan. The approximate number of those eligible key employees is 100, including six executive officers. Non-employee directors of Newpark are not eligible to participate in the 2006 Plan. Grants under the 2006 Plan will be made at the discretion of the Compensation Committee and are not yet determinable. On November 7, 2006, the last sales price of the Common Stock, as reported on the New York Stock Exchange, was $5.93 per share.
Summary of Federal Income Tax Consequences
     The following discussion is a short summary of the federal income tax consequences of the grant and exercise of certain awards under the 2006 Plan.
Tax Consequences to Participants
     Incentive Stock Options. Stock options granted under the 2006 Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code, if so designated on the date of grant. Stock options that are not designated or do not qualify as incentive stock options are nonstatutory stock options and are not eligible for the tax benefits applicable to incentive stock options.
     An optionee recognizes no taxable income upon the grant of an incentive stock option. In addition, the optionee will not recognize taxable income at the time of exercise of an incentive stock option if the optionee has been in the employ of Newpark at all times during the period beginning on the date of grant and ending on the date three months before the date of exercise (longer if the optionee dies or becomes disabled).
     Gain recognized upon a disposition of the Option Shares generally will be taxable as long-term capital gain if the shares are not disposed of within (i) two years after the date of grant of the incentive stock option and (ii) one year after the exercise date. If both of these conditions are not satisfied, the disposition is a “disqualifying disposition.” In that event, gain equal to the excess of the fair market value of the Option Shares at the exercise date over the exercise price generally will be taxed as ordinary income and any further gain will be taxed as long-term capital gain if the shares were held more than 12 months. Different rules apply if an optionee exercises an incentive stock option by surrendering shares of Common Stock which were previously acquired upon the exercise of an incentive stock option and with respect to which the optionee has not satisfied certain holding periods.
     Shares acquired upon the exercise of an incentive stock option by the payment of cash will have a basis equal to the exercise price of the stock option. Different rules apply if an optionee exercises an incentive stock option by surrendering previously owned shares of Common Stock.
     Upon the exercise of an incentive stock option, an amount equal to the excess of the fair market value of the Option Shares at the exercise date over the exercise price is treated as alternative minimum taxable income for purposes of the alternative minimum tax.
     Incentive stock options exercised by an optionee who has not satisfied the applicable requirements as to continuous employment do not qualify for the tax treatment discussed above. Instead, the exercise of such options will be subject to the rules which apply to the exercise of nonstatutory stock options.
     Nonstatutory Stock Options. An optionee recognizes no taxable income upon the grant of a nonstatutory stock option. In general, upon the exercise of a nonstatutory stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Option Shares on the exercise date over the exercise price.
     Shares acquired upon the exercise of a nonstatutory stock option by the payment of cash will have a basis equal to their fair market value on the exercise date and have a holding period beginning on the exercise date. Different rules apply if an optionee exercises a nonstatutory stock option by surrendering previously owned shares of Common Stock. Gain or loss recognized on a disposition of the Option Shares generally will qualify as long-term capital gain or loss if the shares have a holding period of more than 12 months.
     Restricted Stock and Restricted Stock Units. Generally, when a Restricted Stock Unit or a share of Restricted Stock is granted, no income will be recognized by the participant. A participant may make a Section 83(b) election under the Internal Revenue the Code to be taxed on the difference between the purchase price of the award and the fair market value of the award on the date of grant, if expressly permitted by the terms of the award agreement or by action of the Compensation Committee. Otherwise, upon the payment to the participant of common shares in respect of Restricted Stock Units or the release of restrictions on Restricted Stock, the participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or release less the purchase price paid by the participant.
     Stock Appreciation Rights. When a Stock Appreciation Right is granted, no income will be recognized by the participant. When a Stock Appreciation Right is exercised, in general, the participant will recognize ordinary compensation income equal to the cash and/or the fair market value of the shares received upon exercise.
     Withholding. Newpark generally must collect and pay withholding taxes upon the exercise of a nonstatutory stock option. Withholding tax obligations arising from the exercise of a nonstatutory stock option may be satisfied by any payment method deemed appropriate by the Compensation Committee, including by withholding from the Option Shares otherwise issuable upon the exercise of the nonstatutory stock option the number of Option Shares having a fair market value equal to the amount of the withholding tax obligation. If Option Shares are withheld upon exercise in order to satisfy withholding taxes, this withholding will be treated as though the optionee had received the withheld Option Shares upon the exercise of the nonstatutory stock option and immediately sold them to Newpark at their fair market value on the exercise date. The optionee accordingly must recognize ordinary income in an amount equal to the excess of the fair market value of the withheld Option Shares on the exercise date over the amount he or she is deemed to have paid for them, in addition to the ordinary income attributable to the Option Shares which were not withheld.
     A participant may be required to pay to Newpark or make arrangements satisfactory to Newpark to satisfy all federal, state and other withholding tax requirements related to awards under the 2006 Plan.
Tax Consequences to Newpark
     With respect to stock option grants, Newpark generally is allowed an income tax deduction for amounts that are taxable to optionees and other participants as ordinary income under the foregoing rules, if it satisfies all federal income tax withholding requirements. If the other requirements of Section 162(m) are met with respect to such stock options, amounts deemed to be compensation to executive officers as a result of the exercise of those stock options or the sale of Option Shares will not be taken into account in determining whether the compensation paid to the executive exceeds the limits on deductibility imposed under Section 162(m).
     With respect to grants and exercises of Restricted Stock, Restricted Stock Units and Stock Appreciation Rights, Newpark generally is entitled to a deduction equal to the compensation income recognized by the participant.
     The Board of Directors recommends that you vote “FOR” approval of the 2006 Equity Incentive Plan.
APPROVAL OF AMENDMENT OF 1999 EMPLOYEE STOCK PURCHASE PLAN
Introduction
     The 1999 Employee Stock Purchase Plan, which we refer to as the Purchase Plan, was adopted by the Board of Directors in March 1999 and approved by the stockholders in May 1999. This proposed amendment to the Purchase Plan was adopted by the Board of Directors on November 13, 2006, subject to approval by the stockholders at the Annual Meeting. The Purchase Plan allows participating U.S. employees to purchase Newpark Common Stock at a discount from its fair market value. A maximum of 500,000 shares, or the Award Shares, of Newpark Common Stock currently may be issued under the Purchase Plan. Newpark is requesting stockholder approval to increase the authorized number of Award Shares under the Purchase Plan by 500,000, to 1,000,000. As of November 7, 2006, Newpark already has issued 427,396 Award Shares, and 72,604 Award Shares remained available for issuance.
     Newpark has conducted and intends to conduct a continuous series of six-month offerings of its Common Stock, commenced in June 1999, to eligible employees who elect to participate in the Purchase Plan. Each offering commences on the first business day after the completion of the immediately prior offering and terminates approximately six months thereafter, which we refer to as the Offering Period. The Plan will expire in March 2009.
     The Purchase Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. The purpose of the Purchase Plan is to encourage all full-time employees of Newpark to acquire or increase their proprietary interests in Newpark and to remain in the employ of Newpark.
     The full text of the Purchase Plan is set forth as Appendix B to this Proxy Statement, and stockholders are urged to refer to it for a complete description of the Purchase Plan. The summary of the principal features of the Purchase Plan which follows is qualified in its entirety by reference to the complete text of the Purchase Plan.
Principal Features of the Plan
     The Purchase Plan is administered by the Compensation Committee, none of whose members are eligible to receive awards under the Purchase Plan. The Compensation Committee has complete authority, subject to the express provisions of the Purchase Plan, to determine when the first offering was made, to determine the aggregate number of shares of Common Stock to be made available for each offering and to adopt such rules and regulations and to make all other determinations deemed necessary or desirable for the administration of the Purchase Plan.
     Each full-time employee of Newpark or one of Newpark’s designated subsidiaries is eligible to participate in the Purchase Plan, provided such employee has been employed continuously by Newpark or a designated subsidiary for at least 90 days immediately before the commencement of the then-current Offering Period. For purposes of the Purchase Plan, a full-time employee is any employee, as defined by the Code, except an employee whose customary employment is for less than 20 hours per week or for less than five months in any calendar year. Officers and directors who are also employees are eligible to participate in the Purchase Plan.
     Each participant in the Purchase Plan must, at the time such participant elects to participate, agree to permit the withholding of amounts from his or her salary on each payday during the time he or she is a participant. The minimum deduction permitted under the Purchase Plan is $5.00 per week, and the maximum deduction is 10% of a participant’s Annualized Base Pay. For purposes of the Purchase Plan, “Annualized Base Pay” means the participant’s current annualized base pay, excluding overtime and all other extra compensation such as bonuses and contributions to pension, profit sharing, health, life insurance and other plans. A participant may not vary the amount of his or her payroll deduction during an Offering Period, but may withdraw from the Purchase Plan after an Offering Period has commenced. In the event of withdrawal, all of the payroll deductions credited to the participant’s account will be paid to the participant, without interest, and no further deductions will be made from the participant’s salary during that Offering Period. A participant’s withdrawal will not have any effect upon his or her eligibility to participate in any subsequent Offering Period. No contributions are made to the Purchase Plan by Newpark or its subsidiaries, and no participant (except certain employees on leave of absence) may contribute to the Purchase Plan other than by payroll deductions in the manner described above.
     At the beginning of each Offering Period, the Compensation Committee determines the number of Award Shares collectively awarded to all participants in the offering. Each participant is granted an award to purchase that number of Award Shares which is equal to the total number of Award Shares multiplied by a fraction, the numerator of which is such participant’s payroll deductions for the Offering Period and the denominator of which is the total payroll deductions of all participants for the Offering Period. Unless the Compensation Committee receives written notice of election by a participant to withdraw from the Purchase

Plan, the award automatically will be exercised for such participant on the last day of the applicable Offering Period for the maximum number of Award Shares which such participant’s accumulated payroll deductions will purchase at the applicable purchase price, but in no event in excess of the maximum number of shares subject to the award. The purchase price of Award Shares is 95% of the fair market value of such shares on the first day or last day of the applicable Offering Period, whichever is lower. Any amount remaining in a participant’s account after the exercise in full of an award is carried forward in the account and is available for the next succeeding offering to the extent it is attributable to fractional shares, but will be refunded to the participant to the extent it exceeds the amount attributable to fractional shares. The determination of the fair market value of Award Shares is based on New York Stock Exchange quotations.
     The value of the Award Shares acquired by a participant in any one calendar year may not exceed $25,000. In addition, no award may be made to an employee if, immediately after the grant, such employee would own (actually or by attribution) stock and options or awards to purchase stock representing five percent or more of the voting power of Newpark.
     Any participant whose employment with Newpark is terminated for any reason, including retirement, will immediately cease to be a participant. Any award which a participant was granted under the Purchase Plan will expire upon and may not be exercised after termination of employment (except by such participant’s designated beneficiary in the event of his or her death), and all payroll deductions remaining in such participant’s account will be returned to him or her (or to the designated beneficiary), without interest, within 30 days after termination.
     Awards granted under the Purchase Plan, the payroll deductions credited to a participant’s account and any rights to receive Award Shares under the Purchase Plan may not be assigned, transferred, pledged or otherwise disposed of in any way by a participant, except by will or the laws of intestate succession or to a designated beneficiary.
     The Board of Directors may at any time suspend, amend or terminate the Purchase Plan. However, no such action may affect awards previously granted. In addition, stockholder approval currently must be obtained to authorize the sale of more than a total of 500,000 shares of Common Stock under the Purchase Plan, to effect any change in the eligibility requirements for participation in the Purchase Plan or to materially increase the benefits accruing to participants under the Purchase Plan.
     Future awards under the Purchase Plan are made at the discretion of the Compensation Committee, and the number of Award Shares purchased by a participant depends on the amount of his or her payroll deductions during an Offering Period and on the amount of payroll deductions by all participants. Accordingly, the future benefits under the Purchase Plan are not yet determinable. Newpark intends to maintain a current registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock available for purchase under the Purchase Plan.
Additional Information
     There are currently approximately 1,350 employees, including six executive officers, eligible to participate in the Purchase Plan. Non-employee directors of Newpark are not eligible to participate in the Purchase Plan. Grants under the Purchase Plan will be made at the discretion of the Compensation Committee and are not yet determinable. On November 7, 2006, the last sales price of the Common Stock, as reported on the New York Stock Exchange, was $5.93 per share.
Summary of Federal Income Tax Consequences
     The following discussion is a short summary of the federal income tax consequences of awards and purchases of Award Shares under the Purchase Plan.
Tax Consequences to Participants
     Amounts deducted from a participant’s pay under the Purchase Plan will be taxable income to the participant which the participant must include in his or her gross income for federal income tax purposes in the year in which he or she would otherwise have received such amounts. A participant will not recognize any income when he or she receives an award to purchase Award Shares at the beginning of an Offering Period or when he or she purchases Award Shares on the last day of an Offering period.
     A participant will be subject to federal income tax on the disposition of Award Shares. The federal income tax consequences of a disposition of Award Shares depend on the length of time the participant holds the Award Shares. If a participant sells or otherwise disposes of Award Shares (other than a transfer resulting from death) within two years after the date on which the participant received the award (the first day of the Offering Period), he or she will recognize in the year of such sale or disposition (regardless of the amount realized on such sale or disposition) ordinary income in an amount equal to the excess of: (a) the fair market value of the Award Shares on the date he or she purchased them (the last day of the Offering Period), over (b) the purchase price paid for such Award Shares. Any further gain realized on the sale or disposition will be taxed as capital gain, and any loss realized on the sale or disposition (after increasing the basis of the Award Shares by the ordinary income he or she recognizes) will be treated as a capital loss. It is therefore possible for a participant to recognize both ordinary income and capital loss on a sale or disposition of Award Shares.
     If a participant sells or otherwise disposes of the Award Shares (other than a transfer resulting from death) more than two years after the date on which he or she received the award (the first day of the Offering Period), the participant will recognize ordinary income in the year of such sale or disposition in an amount equal to the lesser of: (a) the excess of the fair market value of the Award Shares on the date of the award (the first day of the Offering Period) over the purchase price paid for the Award Shares, or (b) the excess of the fair market value of the Award Shares at the time of the sale or disposition over the purchase price he or she paid for them. Any further gain realized on the sale or disposition will be long-term capital gain. Any loss realized on the sale or disposition will be long-term capital loss.
     Different rules apply if the disposition of the Award Shares results from the participant’s death.
Tax Consequences to Newpark
     Newpark generally will be allowed an income tax deduction for amounts taxable to a participant as ordinary income resulting from the sale or disposition of the Award Shares by the participant (other than in a transfer resulting from the participant’s death) within two years after the participant received the award. Newpark will not be allowed an income tax deduction for amounts which are taxable to a participant as ordinary income upon the participant’s death or upon the sale or disposition of the Award Shares more than two years after the participant received the award.
     The Board of Directors recommends that you vote “FOR” approval of the amendment of the 1999 Employee Stock Purchase Plan to increase the authorized number of Award Shares by 500,000.
SELECTION OF AUDITORS
     The Audit Committee has appointed the accounting firm of Ernst & Young LLP to serve as Newpark’s independent auditors for 2006. Ernst & Young LLP has served as Newpark’s independent auditors since June 27, 2002. One or more representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions from the stockholders.
     The Audit Committee is directly responsible for selecting and retaining Newpark’s independent auditors. Although action by the stockholders is not required for the appointment, given the critical role played by the independent auditors, Newpark is providing stockholders the opportunity to express their views on this matter. If the stockholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent auditing firm at any time during the year if the Audit Committee determines that a change in auditors would be in the best interests of Newpark and its stockholders.
     The Board of Directors recommends that the stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as Newpark’s independent auditors for 2006.
Independent Auditor Fees
     The following table sets forth the fees for professional audit services rendered by Ernst & Young LLP for the audit of Newpark’s annual consolidated financial statements for the years ended December 31, 2004, and December 31, 2005, and the fees billed for other services rendered by Ernst & Young LLP during those periods.

	2004	2005
Audit Fees (1)	$752,750	$1,111,025
Audit-Related Fees (2)	12,200	16,300
Tax Fees (3)	161,600	38,700
All Other Fees	—	—

Total	$926,550	$1,166,025

(1)	Audit fees consist primarily of fees related to the audit of Newpark’s annual consolidated financial statements, the review of the financial statements included in Newpark’s Quarterly Reports on Form 10-Q and statutory audits, consents and other services related to Securities and Exchange Commission matters. The fees in 2005 include $392,879 in fees associated with the audit of Newpark’s restated financial statement for the years ended December 31, 2003, 3004 and 2005.

(2)	Audit-related fees consist primarily of fees for consultations related to financial reporting matters.

(3)	Tax fees consist of fees for tax compliance, tax planning and tax advice.
Pre-Approval Policies Regarding Audit and Non-Audit Fees
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services.
     Prior to performing any audit services, the independent auditors will provide the Audit Committee with an engagement letter outlining the scope of the audit services proposed to be performed during the fiscal year and the expected fees for those services. If the engagement letter is approved, the Audit Committee will engage the independent auditors to perform the audit.
     For non-audit services, Newpark’s management will submit to the Audit Committee for approval the list of non-audit services that it recommends the Audit Committee engage the independent auditors to provide for the fiscal year. Prior to the performance of any of these services, Newpark’s management and the independent auditors each will confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of service and generally is subject to a specific budget. The Audit Committee also may pre-approve particular services on a case-by-case basis. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval process and the fees for services performed to date.
     As permitted by statute, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee to ensure prompt handling of unexpected matters. The Chairman will report any action taken pursuant to this delegated authority to the Audit Committee at or before the next Audit Committee meeting.
     All services performed by Newpark’s independent auditors in 2004 and 2005 were approved in accordance with the Audit Committee’s pre-approval policies.

MISCELLANEOUS
Audit Committee Report
     This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee is composed of five independent directors who satisfy the requirements of independence established by NYSE listing standards and the Securities and Exchange Commission. The Board of Directors has determined that all of the members of the Audit Committee are “financially literate” under applicable Securities and Exchange Commission rules and NYSE listing rules, and that Messrs. Tucei and Hunt are “audit committee financial experts” as defined by applicable Securities and Exchange Commission rules.
     The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is available in the corporate governance section of Newpark’s website at www.newpark.com. The Audit Committee’s charter also is available in the corporate governance section of Newpark’s web site at www.newpark.com.
     Management has primary responsibility for Newpark’s financial statements and financial reporting processes and for the maintenance of internal controls and procedures designed to ensure compliance with applicable accounting standards, laws and regulations and ethical business standards. Newpark’s independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of Newpark’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. The Audit Committee also is responsible for the engagement, compensation and oversight of the independent auditors.
     In keeping with that responsibility, the Audit Committee meets regularly with management and the independent auditors. Meetings with the independent auditors are held both with and without management present, and the independent auditors have direct access to the Audit Committee to discuss the scope and results of their work and their comments on the adequacy of internal accounting controls and the quality of financial reporting.
     The Audit Committee reviewed with the independent auditors the overall scope and plans for their audit and has reviewed and discussed the audited consolidated financial statements and internal control over financial reporting with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
     In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence from Newpark and management. The Audit Committee also discussed with the independent auditors whether the non-audit services provided by them are compatible with their independence and concluded that the provision of those services is compatible with their independence.
     As more fully described in the Explanatory Note and in Note A to the Consolidated Financial Statements contained in Amendment No. 2 to Newpark’s Annual Report on Form 10-K/A for fiscal year ended December 31, 2005, Newpark amended its Annual Report on Form 10-

K as originally filed for the year ended December 31, 2005, to restate its consolidated financial statements for the years ended December 31, 2005, 2004 and 2003 and the related disclosures. This restatement resulted from the findings of the internal investigation described below.
     In early April 2006, the internal auditor of Newpark advised the Audit Committee that he had concerns regarding the propriety of several vendor invoices that had been paid in the latter part of calendar 2005 by one of Newpark’s subsidiaries, Soloco, Inc., to a third-party with whom Soloco had a long-term commercial relationship, which we refer to as the Third Party. The internal auditor advised the Audit Committee that Soloco could not substantiate the Third Party’s delivery of the property to which the invoices pertained. Separately, the newly appointed Chief Executive Officer of Newpark conducted several preliminary interviews resulting in what appeared to confirm the internal auditor’s concerns.
     The Audit Committee determined it was appropriate to engage outside independent counsel to conduct an investigation of the circumstances related to these invoices. As directed by the Audit Committee, the investigation focused initially on whether Soloco improperly paid these and other invoices and if so whether the payments had been made unknowingly or intentionally. The Audit Committee also asked the special investigation team (comprised of outside special counsel, an investigative firm and a forensic accounting group retained by special counsel) to determine whether there was credible evidence suggesting that any members of Newpark’s management group had had prior knowledge of or participated in the processing, approval or payment of the invoices. Finally, the Audit Committee asked outside special counsel to review any other material financial transactions between Soloco and the Third Party or other vendors, to determine whether the financial statements also had failed to properly reflect those transactions or whether those transactions had been on commercial terms that were not at arm’s-length.
     During the course of the next several months, outside counsel and the remainder of the investigative team conducted a thorough investigation of these matters. The team conducted extensive interviews of employees and others potentially involved in or potentially having material information related to the matters under investigation. During the investigation, the team concluded that a number of transactions between Soloco and the Third Party lacked substantial commercial and economic substance. The Audit Committee agreed. Accordingly, it was determined that these transactions had not been properly recorded in the consolidated financial statements for those periods in which the transactions were conducted and, in certain instances, in subsequent periods as well, since the value assigned to the initial transactions were initially recorded as assets and amortized to operations in subsequent accounting periods. Newpark restated its historical consolidated financial statements to correct these errors.
     The Audit Committee also instructed special counsel to review Newpark’s practices in granting stock options. The investigation revealed that a substantial number of Newpark’s stock options granted between 1998 and 2003 had been dated and priced in a manner inconsistent with the terms of the stock option plan. The terms of the plan required issuance and pricing of the options as of the date that the Compensation Committee took action to approve their issuance, while in many instances, the options were assigned an exercise price based on an earlier date and at a lower price than what the exercise price would have been if the actual date of the Compensation Committee action had been used. Because the prices at the originally stated grant dates were lower than the prices on the actual dates of the authorization, Newpark determined that it should have recognized material amounts of stock-based compensation expense which were not previously accounted for in the previously issued consolidated financial statements. Newpark restated its historical consolidated financial statements to record an increase in stock-based compensation expense over the related vesting period for the intrinsic value at the actual grant date.
     These material accounting errors that ultimately resulted in the restatement of Newpark’s historical consolidated financial statements were determined to have resulted from certain material weaknesses in Newpark’s internal controls. The Board of Directors, acting through the Audit Committee, and management are committed to eliminating the material weaknesses noted above by improving Newpark’s internal control over financial reporting. Management has implemented, or is in the process of implementing, the following changes to Newpark’s internal control over financial reporting:
     1. After reviewing the results of the independent investigation, the former Chief Executive Officer and the former Chief Financial Officer were terminated for cause. The former Soloco Chief Financial Officer also was terminated. The Board of Directors hired Newpark’s current Chief Executive Officer, Paul L. Howes, on March 22, 2006, and Newpark recently has hired a new Vice President and Chief Financial Officer, as well as a Chief Administrative Officer and General Counsel, which is a newly created position.
     2. Newpark’s current Chief Executive Officer, current senior management and the Board of Directors are committed to setting the proper tone regarding internal control over financial reporting and achieving transparency through effective corporate governance, a strong control environment, business standards reflected in Newpark’s Code of Ethics, and financial reporting and disclosure completeness and integrity. Newpark’s current Chief Executive Officer has met with all key personnel throughout the organization who have significant roles in the establishment and maintenance of internal control over financial reporting to emphasize Newpark’s commitment to enhancing those controls.
     3. Newpark is in the process of enhancing its Code of Ethics to include, among other improvements, the mandate that all potential management overrides of internal controls are to be reported directly to the Chief Administrative Officer and General Counsel. Newpark is in the process of establishing procedures to ensure that its Code of Ethics and all corporate governance policies are made available to all employees and that an annual certification of adherence to these policies is obtained from all personnel considered key to its control environment.
     4. Newpark has hired a President of the Mat and Integrated Services business segment. This new position was established to afford greater control and transparency over the individual business units operating within this business segment. This new president has hired a new controller and is currently in the process of hiring a new chief financial officer for the business segment and has been working with the current operating and financial personnel to establish the following improvements in internal control:
•	Newpark is in the process of evaluating any inconsistencies in established internal controls among the reporting units and will modify controls to ensure consistency as appropriate.

•	Newpark has established additional controls surrounding the purchasing of products and services, including the requirement for segregation of all purchasing, receiving and payables processing functions.

•	Newpark has established a monthly reconciliation process for all mat purchases, whether for resale or for rental, and a quarterly physical inventory count process performed by individuals independent of the mat accounting functions. These count procedures will be reviewed by Newpark’s internal audit department at least twice per year.
     5. Newpark is in the process of enhancing its fraud hotline through the outsourcing of this hotline to an independent company.
     6. Newpark has established a Disclosure Committee, consisting of senior management from the corporate office and significant reporting units, and outside counsel. The Disclosure Committee will meet at least quarterly and is responsible for reviewing all quarterly and annual reports prior to filing as well as deciding, as needed, disclosure issues related to current reports.
     7. Newpark is in the process of implementing procedures with significant vendors to confirm on an annual basis that no side agreements exist with the vendor and Newpark, its subsidiaries or employees. This confirmation process will be monitored and controlled by Newpark’s internal audit department.
     8. To enhance Newpark’s preventative controls related to the possibility of a circular transaction, Newpark is in the process of implementing a policy that requires approval prior to entering into a transaction to sell products or services to an established vendor. The approval of two of Newpark’s executive officers will be required if that sale transaction or series of transactions is greater than $1 million.
     9. Newpark is in the process of implementing a mandatory consecutive five-day vacation policy for all personnel who work in the payables or cash management departments to enhance Newpark’s ability to detect and prevent circumvention of controls in these areas.
     10. Newpark has implemented a policy that requires an independent third-party valuation of material intangible assets and independent recommendations for the amortization period prior to recording any acquisitions of those assets. In addition, as an enhancement to Newpark’s established quarterly review procedure of discussing asset impairments with key operating and financial personnel, Newpark will create an Intellectual Property Committee consisting of the Chief Administrative Officer and General Counsel, Chief Accounting Officer and Chief Financial Officer that will be responsible for the oversight of all amortizing and non-amortizing intangible assets, including the annual review of impairment of these assets. For all material intangible assets, this committee will make decisions regarding the use of independent third parties for annual assessments.
     In 2003, Newpark’s stock option approval policies and procedures were changed to allow for annual grants of options to be made primarily on the date of Newpark’s annual shareholders meeting. In addition, Newpark has changed its stock option approval policies to require that any grant of options to an incoming employee will be priced at the closing price of the stock on the date of employment and that those option grants will require contemporaneous approval by Newpark’s Compensation Committee.
     Based on the reviews and discussions referred to above and after completion of the independent investigation, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Amendment No. 2 to Newpark’s Annual Report on Form 10-K/A for the year ended December 31, 2005, filed with the Securities and Exchange Commission. The Audit Committee also engaged Ernst & Young LLP as Newpark’s independent auditors for the 2006 fiscal year. See above under the heading “Selection of Auditors” for additional information on the decision to again appoint Ernst & Young LLP as Newpark’s independent auditors.

Audit Committee:

F. Walker Tucei, Jr., Chairman	Roger C. Stull
David P. Hunt	Gary L. Warren
Alan J. Kaufman
Stockholder Proposals
     Stockholder proposals intended to be presented at the 2007 Annual Meeting of Stockholders must be received by Newpark by February 9, 2007, to be considered by Newpark for inclusion in Newpark’s proxy statement and form of proxy relating to that meeting. Proposals should be directed to the attention of the Corporate Secretary, Newpark Resources, Inc., 3850 North Causeway Blvd., Suite 1770, Metairie, Louisiana 70002. Any proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. In addition, in the event a stockholder proposal is not received by Newpark by March 19, 2007, the proxy to be solicited by the Board of Directors for the 2007 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2007 Annual Meeting without any discussion of the proposal in the proxy statement for that meeting.
     Securities Exchange Commission rules and regulations provide that if the date of Newpark’s 2007 Annual Meeting is advanced or delayed more than 30 days from the date of the 2006 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2007 Annual Meeting must be received by Newpark within a reasonable time before Newpark begins to print and mail the proxy materials for the 2007 Annual Meeting. Upon determination by Newpark that the date of the 2007 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2006 Annual Meeting, Newpark will disclose that change in the earliest possible Quarterly Report on Form 10-Q or as otherwise permitted by the Securities Exchange Act of 1934.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires Newpark’s executive officers and directors, and persons who own more than 10% of a registered class of Newpark’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish Newpark with copies of all Section 16(a) reports they file.

     Based solely on a review of the copies of those reports furnished to Newpark and written representations from Newpark’s executive officers and directors, Newpark believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners for 2005 were complied with, with the exception of the following: A Form 4 was inadvertently filed late reporting a stock option grant to Gary L. Warren, which was originally reported on a timely-filed Form 3 for Mr. Warren; a Form 4 was filed late reporting a stock option grant to each of Messrs. Cole, Ballantine, Box, Hardey, Hunt, Kaufman, Stone, Stull and Tucei; and a Form 4 was filed late reporting a gift of 10,000 shares by Mr. Cole to his children (which otherwise may have been reported on a Form 5 if filed by the deadline for a Form 5 filing).
Other Matters
     Newpark does not presently know of any matters other than those described above that may be presented for stockholder action at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to direction by the Board of Directors.
     Amendments No. 1 and 2 to Newpark’s Annual Report on Form 10-K/A for the year ended December 31, 2005, accompany this Proxy Statement, but are not to be deemed a part of the proxy soliciting material.
     While you have the matter in mind, please complete, sign and return the enclosed proxy card.
Delivery of Documents to Stockholders Sharing an Address
     Newpark is delivering, or making available electronically, this Proxy Statement and Amendments No. 1 and 2 to its 2005 Annual Report on Form 10-K/A to all stockholders of record as of the record date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Proxy Statement and Annual Report if previously notified by their bank, broker or other holder. This process by which only one annual report or proxy statement, as the case may be, is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called “householding.” Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.
     Street name stockholders in a single household who received only one copy of the Proxy Statement and Annual Report may request to receive separate copies in the future by following the instructions provided on the voting instruction form sent to them by their bank, broker or other holder of record. Similarly, street name stockholders who are receiving multiple copies may request that only a single set of materials be sent to them in the future by checking the appropriate box on the voting instruction form. Otherwise, street name stockholders should contact their bank, broker, or other holder.
     COPIES OF THIS PROXY STATEMENT AND AMENDMENTS NO. 1 AND 2 TO THE 2005 ANNUAL REPORT ON FORM 10-K/A, INCLUDING THE FINANCIAL

STATEMENTS, FINANCIAL STATEMENT SCHEDULES AND EXHIBITS, ARE AVAILABLE PROMPTLY WITHOUT CHARGE BY CALLING (504) 838-8222, OR BY WRITING TO CORPORATE SECRETARY, NEWPARK RESOURCES, INC., 3850 N. CAUSEWAY BLVD., SUITE 1770, METAIRIE, LA 70002. If you are receiving multiple copies of this Proxy Statement and the Annual Report, you also may request orally or in writing to receive a single copy of this Proxy Statement and the Annual Report by calling (504) 838-8222, or writing to Corporate Secretary, Newpark Resources, Inc., 3850 N. Causeway Blvd., Suite 1770, Metairie, LA 70002.

APPENDIX A
NEWPARK RESOURCES, INC.
2006 EQUITY INCENTIVE PLAN
     1. Purpose.
          The Newpark Resources, Inc. 2006 Equity Incentive Plan is intended to assist Newpark Resources, Inc., a Delaware corporation (the “Company”), in attracting, retaining and motivating designated Employees of the Company and its Subsidiaries and to increase their interest in the success of the Company in order to promote the Company’s long-term interests. The Plan is designed to meet this intent by providing eligible Employees with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.
     2. Definitions.
          In addition to the terms defined elsewhere in the Plan, Exhibit A, which is incorporated by reference, defines terms used in the Plan and sets forth certain operational rules related to those terms.
     3. Administration of the Plan.
          3.1 General. The Plan shall be administered by the Compensation Committee. Each member of the Compensation Committee shall be a “non-employee director” as that term is defined in Rule 16b-3, an “outside director” within the meaning of Section 162(m) and an “independent director” under the corporate governance rules of any stock exchange or similar regulatory authority on which the Common Stock is then listed, but no action of the Committee shall be invalid if this requirement is not met. The Compensation Committee shall select one of its members as Chairman and shall act by vote of a majority of the members present at a meeting at which a quorum is present or by unanimous written consent. A majority of the members of the Compensation Committee shall constitute a quorum. The Compensation Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board of Directors, except as otherwise provided herein or determined by the Board of Directors. The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not the Participants are similarly situated.
          3.2 Authority of the Compensation Committee. The Compensation Committee shall have full discretionary power and authority, subject to the general purposes, terms and conditions of the Plan, to implement, carry out and administer the Plan. Without limiting the generality of the foregoing, the Compensation Committee shall have the authority to:
          (a) interpret and administrator the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
          (b) adopt, amend, modify or rescind rules, procedures and forms relating to the Plan;
          (c) select persons to receive Awards;

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          (d) determine the number of Shares subject to Awards, the Fair Market Value of the Common Stock and the other terms and conditions of each Award (which need not be uniform), including, without limitation, the type of Award to be granted, vesting schedules, forfeiture restrictions and other terms and conditions relating to the exercisability of Awards, and all other provisions of each Award Agreement;
          (e) determine whether Awards will be granted singly, in combination, or in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Subsidiary;
          (f) grant waivers of Plan or Award conditions and remove or adjust any restrictions or conditions upon Awards, including accelerating or otherwise modifying the date on which any Award becomes vested, exercisable or transferable and extending the term of any Award (subject to the maximum term limitations set forth in the Plan), including extending the period following the termination of a Participant’s employment during which any Award may remain outstanding or be exercised;
          (g) with the consent of the Optionee, amend or terminate any outstanding Award Agreement;
          (h) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
          (i) determine whether an Award has been earned; and
          (j) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for administration of the Plan.
All decisions, determinations and other actions of the Compensation Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.
          3.3 Delegation of Authority. Any of the powers and responsibilities of the Compensation Committee may delegated to any subcommittee, in which case the acts of the subcommittee shall be deemed to be acts of the Compensation Committee hereunder. In addition, the Compensation Committee may delegate to one or more officers or Employees of the Company or any Subsidiary the authority, subject to such terms as the Compensation Committee shall determine, to perform such functions, including administrative functions, as the Compensation Committee may determine, provided that in no case shall any such officer or Employee be authorized to take any action that would (a) result in the loss of an exemption under Rule 16b-3 for Awards granted to Section 16 Insiders, (b) cause Awards intended to qualify as “performance-based compensation” under Section 162(m) to fail to so qualify, or (c) be inconsistent with Section 157 and other applicable provisions of the Delaware General Corporation Law. Any action taken by any such officer or Employee within the scope of the authority delegated by the Compensation Committee shall be deemed for all purposes to have been taken by the Compensation Committee, and, except as otherwise specifically provided, references in the Plan to the Compensation Committee shall include any such officer or Employee. The Compensation Committee and, to the extent it so provides, any subcommittee,

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shall have sole authority to determine whether to review any actions or interpretations of any such officer or Employee, and if the Compensation Committee shall decide to conduct such a review, any such actions or interpretations of any such officer or Employee shall be subject to approval, disapproval or modification by the Compensation Committee.
          3.4 Monitoring Awards. Notwithstanding any delegation of authority by the Compensation Committee, it shall maintain control of the operation of the Plan. At least annually, the Compensation Committee, in conjunction with the Audit Committee of the Board of Directors of the Company, shall conduct or cause the conduct of an audit of the operation of the Plan to verify that the Plan has been operated and Awards have been documented and maintained by the officers of the Company in accordance with the directions of the Compensation Committee. Without limiting the generality of the foregoing, one of the purposes of such an audit will be to determine that the executed Award Agreements are consistent with the Awards made by the Committee and properly reflect the names of the Participants to whom such Awards were granted, the applicable Dates of Grant, vesting provisions and expiration dates, the type and quantity of Awards granted to each Participant and, if applicable, the applicable exercise prices.
          3.5 Limitation on Liability.
          (a) The Compensation Committee may employ attorneys, consultants, accountants, agents and other persons, and the Compensation Committee shall be entitled, in good faith, to rely and act upon the advice, opinions and valuations of any such persons. In addition, the Compensation Committee shall be entitled, in good faith, to rely and act upon any report or other information furnished to it by any officer, director or Employee of the Company.
          (b) No member of the Compensation Committee, nor any person acting pursuant to authority delegated by the Compensation Committee, nor any officer, director or Employee of the Company acting at the direction or on behalf of the Compensation Committee, shall be liable for any action, omission or determination relating to the Plan, and the Company shall, to the fullest extent permitted by law, indemnify and hold harmless each member of the Compensation Committee, each person acting pursuant to authority delegated by the Compensation Committee, and each other officer, director or Employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost, expense (including counsel fees), liability or other pecuniary loss (including any sum paid in settlement of a claim with the approval of the Compensation Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director, Employee or other person in bad faith and without reasonable belief that it was in the best interests of the Company.
     4. Number of Shares Issuable in Connection with Awards.
          4.1 Shares Subject to the Plan. The maximum number of Shares that may be issued in connection with Awards granted under the Plan is 2,000,000, and the number of Shares that are subject to Awards outstanding at any one time under the Plan may not exceed the number of Shares that then remain available for issuance under the Plan. The maximum number

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of Shares that may be issued in connection with Incentive Stock Options granted under the Plan is 2,000,000. The Company at all times shall reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares issued under the Plan may be either authorized and unissued shares or treasury shares.
          4.2 Share Counting Rules. For purposes of Section 4.1, the following Shares shall not be considered to have been issued under the Plan: (a) Shares remaining under an Award that terminates without having been exercised in full; (b) Shares that have been forfeited in accordance with the terms of the applicable Award; and (c) Shares withheld, in satisfaction of the grant or exercise price or tax withholding requirements, from Shares that would otherwise have been delivered pursuant to an Award. In addition, to the extent permitted by Applicable Laws, Shares subject to Awards issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of business combination by the Company or any of its Subsidiaries shall not be counted against the Shares available for issuance pursuant to the Plan.
          4.3 Individual Award Limits. The maximum number of Shares that may be covered by Options and Stock Appreciation Rights (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 200,000, and the maximum number of Shares that may be covered by all other Awards (in the aggregate) granted under the Plan to any single Participant in any calendar year shall not exceed 100,000. This limitation shall be applied and construed consistently with Section 162(m).
          4.4 Adjustments. The limits provided for in this Section 4 shall be subject to adjustment as provided in Section 15.
     5. Eligibility and Participation.
          The Compensation Committee will select Participants from among those Employees who, in the opinion of the Compensation Committee, are in a position to make significant contributions to the long-term performance and growth of the Company and its Subsidiaries. In addition, the Compensation Committee may grant Awards in connection with the engagement of an Employee who is expected to make significant contributions to the long-term performance and growth of the Company, provided that a prospective Employee may not receive any payment or exercise any right relating to an Award until such person’s employment with the Company has commenced. An Employee on leave of absence may be considered as still in the employ of the Company for purposes of eligibility for participation in the Plan, if so determined by the Compensation Committee. Directors of the Company and its Subsidiaries who are not also employees of the Company or a Subsidiary shall not be eligible to receive Awards under the Plan.
     6. Award Agreements.
          Each Award granted under the Plan shall be evidenced by an Award Agreement in a form approved by the Compensation Committee. Each Award Agreement shall be subject to all applicable terms and conditions of the Plan, shall include such terms and conditions as the Compensation Committee deems appropriate, consistent with the provisions of the Plan, and shall be executed by the Participant and a person designated by the Compensation Committee.

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     7. Options.
          7.1 Grant of Options. The Compensation Committee may grant Options in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. The Compensation Committee shall designate at the time of grant whether the Option is intended to constitute an Incentive Stock Option or a Nonstatutory Option.
          7.2 Option Price. The Option Price of the Shares subject to each Option shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, except in the case of replacement or substitute Options issued by the Company in connection with an acquisition or other corporate transaction.
          7.3 Option Period. The Award Agreement shall specify the term of each Option. The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee. Each Option shall provide that it is exercisable over its term from the Date of Grant or over time in such periodic installments, or based on the satisfaction of such criteria (including, without limitation, upon the satisfaction of Performance Criteria), as the Committee in its discretion may determine. The vesting provisions for Options granted under the Plan need not be uniform. Unless the Committee otherwise determines at the time of grant, if an Option is subject to vesting in periodic installments and a Participant shall not in any period purchase all of the Shares that the Participant is entitled to purchase in such period, the Participant may purchase all or any part of such Shares at any time prior to the expiration of the Option.
          7.4 Exercise of Options. Each Option may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of the Option Price and any amounts required to be withheld for tax purposes under Section 14. If an Option is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. The Compensation Committee may require any partial exercise of an Option to equal or exceed a specified minimum number of Shares.
          7.5 Payment of Exercise Price. The Option Price shall be paid in full in cash or by check acceptable to the Compensation Committee or, if and to the extent permitted by the Compensation Committee, (a) through the delivery of Shares which have been outstanding for at least six months or such other minimum period as may be required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes (unless the Compensation Committee approves a shorter period) and which have a Fair Market Value on the date the Option is exercised equal to the Option Price, (b) to the extent permitted by Applicable Laws, by a Cashless Exercise, or (c) by any combination of the foregoing permissible forms of payment.
          7.6 Employment Requirements. Unless otherwise provided by the Compensation Committee and except as otherwise provided in Section 7.7, an Option may not be exercised unless from the Date of Grant to the date of exercise the Participant remains

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continuously in the employ of the Company. The Compensation Committee shall determine, in its discretion in the particular case and subject to any requirements of Applicable Laws, whether and to what the extent the period of continuous employment shall be deemed to include any period in which the Participant is on leave of absence with the consent of the Company. Unless the Compensation Committee expressly provides otherwise, a Participant’s service as an Employee with the Company will be deemed to have ceased upon termination of the Participant’s employment with the Company and its Subsidiaries (whether or not the Participant continues in the service of the Company or its Subsidiaries in some capacity other than that of an Employee).
          7.7 Exercise of Options on Termination of Employment.
          (a) Unless otherwise provided by the Compensation Committee, upon the termination of a Participant’s employment with the Company and its Subsidiaries by reason of death or Disability, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 12 months following termination of the Participant’s employment, and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
          (b) Unless otherwise provided by the Compensation Committee, upon the termination of the Participant’s employment with the Company and its Subsidiaries for any reason other than the reasons set forth in Section 7.7(a) or a termination for Cause, (a) all Options then held by the Participant, to the extent exercisable on the date of termination of employment, shall remain in full force and effect and may be exercised pursuant to the provisions thereof at any time until the earlier of the end of the fixed term thereof and the expiration of 90 days following termination of the Participant’s employment (except that the 90-day period shall be extended to 12 months from the date of termination if the Participant shall die during such 90-day period), and (b) all Options then held by the Participant, to the extent not then presently exercisable, shall terminate as of the date of such termination of employment and shall not be exercisable thereafter.
          (c) In the event of a Participant’s termination for Cause, all Options held by the Participant, whether vested or not, shall terminate concurrently with the first discovery by the Company of any reason for the Participant’s termination for Cause and shall not be exercisable thereafter. If an Participant’s employment with the Company or any Subsidiary is suspended pending an investigation of whether there shall be a termination for Cause, all of the Participant’s rights under any Options then held by the Participant, including, without limitation, the right to exercise such Options, shall likewise be suspended during such period of investigation.
          7.8 Incentive Stock Options. Incentive Stock Options shall be subject to the following additional provisions:
          (a) The aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first

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time by any individual Participant during any one calendar year (under all plans of the Company and any parent or Subsidiary) may not exceed the maximum amount permitted under Section 422 of the Code (currently $100,000). To the extent any Incentive Stock Option would exceed this limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option for all purposes. The provisions of this Section 7.8(a) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations promulgated thereunder.
          (b) No Incentive Stock Option may be granted to a Participant if, at the time of the proposed grant, the Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or Subsidiary of the Company, unless (a) the Option Price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant, and (bi) the Incentive Stock Option is not exercisable after the expiration of five years from the Date of Grant.
          (c) If a Participant sells or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option on or before the later of (a) the date two years after the Date of Grant of the Incentive Stock Option, and (b) the date one year after the exercise of the Incentive Stock Option (in either case, a “Disqualifying Disposition”), the Participant shall notify the Company in writing of the Disqualifying Disposition within 10 days of the date thereof. In the event of a Disqualifying Disposition, the Option will not qualify for incentive stock option treatment.
          (d) If the Compensation Committee exercises its discretion to permit an Incentive Stock Option to be exercised by a Participant more than three months after the termination of a Participant’s employment for any reason other than death or Disability, the Incentive Stock Option will thereafter be treated as a Non-Qualified Stock Option for all purposes. For purposes of this Section 7.8(d), a Participant’s employment will be treated as continuing uninterrupted during any period that the Participant is on military leave, sick leave or another approved leave of absence if the period of leave does not exceed 90 consecutive days, unless reemployment on the expiration of such leave is guaranteed by statute or by contract.
          (e) Any Option which is designated by the Compensation Committee as an Incentive Stock Option but fails, for any reason, to meet the requirements for Incentive Stock Option treatment shall be treated for tax purposes as a Non-Qualified Stock Option.
          7.9 Additional Terms and Conditions. Each Option, and any shares of Common Stock issued in connection with an Option, shall be subject to such additional terms and conditions not inconsistent with the Plan as are determined by the Compensation Committee and set forth in the applicable Award Agreement.
     8. Restricted Stock.
          8.1 Grant of Restricted Stock. The Compensation Committee may offer Awards of Restricted Stock in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5.

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          8.2 Purchase Price. The purchase price of the Shares subject to a Restricted Stock Award shall be determined by the Compensation Committee and may be less than the Fair Market Value (but not less than the par value) of the Shares on the Date of Grant. Without limiting the generality of the foregoing, the Compensation Committee may determine that eligible Employees may be issued Restricted Stock in consideration for past services actually rendered to the Company and its Subsidiaries having a value of not less than the par value of the Shares subject to the Award. The Committee shall determine the methods by which the purchase price may be paid or deemed paid and the form of payment.
          8.3 Award Agreement; Acceptance by Participant. Promptly following the grant of each Restricted Stock Award, the Compensation Committee shall cause to be delivered to the applicable Participant an Award Agreement that evidences the Award. The Participant shall accept the Award by signing and delivering to the Company his or her Award Agreement, accompanied by full payment of the purchase price, within 30 days from the date the Award Agreement was delivered to the Participant. If the Participant does not so accept the Restricted Stock Award within such 30-day period, then the offer of the Award shall terminate unless the Compensation Committee otherwise determines.
          8.4 Restrictions. At the time of grant of each Restricted Stock Award, the Compensation Committee shall determine the Restriction Period that will apply to the Award and the forfeiture and vesting restrictions, restrictions on transferability and other restrictions (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on Restricted Stock) that will apply to the Award during the Restriction Period. These restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise, as the Compensation Committee may determine in its discretion.
          8.5 Forfeiture. Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement; provided, however, that, the Compensation Committee, in its discretion, may (a) provide in any Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.
          8.6 Stock Certificates. Restricted Stock granted under the Plan may be evidenced in such manner as the Compensation Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Compensation Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

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          8.7 Dividend Rights. Unless otherwise set forth in the Award Agreement, (a) any regular cash dividends declared and paid with respect to Shares subject to a Restricted Stock Award shall be paid to the Participant at the same time they are paid to all other stockholders of the Company, and (b) Shares distributed in connection with a stock split or stock dividend, and any other cash or property (including securities of the Company or other issuers) distributed as a dividend (other than regular cash dividends), shall be subject to restrictions and forfeiture conditions to the same extent as the Restricted Stock with respect to which such Shares, cash or other property have been distributed, and all references to Restricted Stock in the Plan or the applicable Award Agreement shall be deemed to include such Shares, cash or other property.
          8.8 Voting Rights. Unless otherwise set forth in the Award Agreement, all voting rights appurtenant to the Shares subject to a Restricted Stock Award shall be exercised by the Participant.
          8.9 Termination of the Restriction Period. Upon satisfaction of the terms and conditions specified in the Award Agreement that apply to a Restriction Period, (a) the Participant shall be entitled to have the legend referred to in Section 8.6 removed from his or her shares of Restricted Stock after the last day of the Restriction Period, and (b) if the Company has retained possession of the certificates representing the shares of Restricted Stock, the Company shall promptly deliver such certificates to the Participant. If the terms and conditions specified in the Award Agreement that apply to a Restriction Period have not been satisfied, the Restricted Stock subject to the Award shall be forfeited and reacquired by the Company or shall be subject to a repurchase option in favor of the Company, as may be specified in the Award Agreement.
          8.10 Additional Terms and Conditions. Each Award of Restricted Stock, and all Shares of Restricted Stock granted or offered for sale hereunder, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.
     9. Restricted Stock Units.
          9.1 Grant of Restricted Stock Units. The Compensation Committee may make Awards of Restricted Stock Units in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. A Participant granted Restricted Stock Units shall not have any of the rights of a stockholder with respect to the Shares subject to an Award of Restricted Stock Units, including any right to vote or to receive other distributions on the Shares, until certificates for the Shares subject to the Award shall have been issued in the Participant’s name in accordance with the terms of the applicable Award Agreement.
          9.2 Vesting and Other Terms. At the time of grant of each Award of Restricted Stock Units, the Compensation Committee shall determine the Restriction Period that will apply to the Award and shall specify the maturity date applicable to each grant of Restricted Stock Units, which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the Participant. During the Restriction Period, Restricted Stock Units shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may impose, which restrictions may lapse

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separately or in combination at such times, under such circumstances (including based on achievement of Performance Criteria or future service requirements or both), in such installments or otherwise as the Committee may determine in its discretion. If the terms and conditions specified in the Award Agreement have not been satisfied by the end of the Restriction Period, the Restricted Stock Units subject to the Restriction Period shall become null and void, and the Participant shall forfeit all rights with respect to such Award.
          9.3 Termination of Employment. Except as otherwise determined by the Compensation Committee, upon termination of the Participant’s employment during the applicable Restriction Period, Restricted Stock Units that are at that time subject to restrictions shall be null and void, and the Participant shall forfeit all rights with respect to such Awards.
          9.4 Settlement. On the maturity date, the Company shall, subject to the terms of the Plan and the Award Agreement, transfer to the Participant one Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Compensation Committee shall specify the purchase price, if any, to be paid by the Participant to the Company for such Shares and shall determine the methods by which the purchase price may be paid or deemed paid and the form of the payment. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of any Award of Restricted Stock Units pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement, provided any such deferral shall satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service thereunder.
          9.5 Additional Terms and Conditions. Each Award of Restricted Stock Units, and all Shares issued in settlement of Restricted Stock Units, shall be subject to such additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.
     10. Stock Appreciation Rights.
          10.1 Grant of Stock Appreciation Rights. The Compensation Committee may make Awards of Stock Appreciation Rights in such amounts, at such times and to such Employees as the Compensation Committee, in its discretion, may determine in accordance with the eligibility criteria set forth in Section 5. If a Stock Appreciation Right is granted to a Section 16(b) Insider, the Award Agreement shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of the Stock Appreciation Right shall qualify for the safe-harbor exemption from short-swing profit liability provided by Rule 16b-3.
          10.2 General Terms. A Stock Appreciation Right shall confer on the Participant the right to receive in Shares, cash or a combination thereof (as may be determined by the Compensation Committee in its discretion) the value equal to the excess of the Fair Market Value of one Share on the date of exercise over the exercise price for the Stock Appreciation Right, with respect to every Share for which the Stock Appreciation Right is granted (the “SAR Settlement Value”). At the time of grant, the Stock Appreciation Right must be designated by the Compensation Committee as either a tandem Stock Appreciation Right or a stand-alone Stock Appreciation Right and, if not so designated, shall be deemed to be a stand-

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alone Stock Appreciation Right. A tandem Stock Appreciation Right is a Stock Appreciation Right that is granted in tandem with an Option and only may be granted at the same time as the Option to which it relates. The exercise of a tandem Stock Appreciation Right shall cancel the related Option for a like number of Shares, and the exercise of the related Option similarly shall cancel the tandem Stock Appreciation Right for a like number of Shares. Tandem Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions as apply to the related Option. Stand-alone Stock Appreciation Rights shall, except as specifically set forth in this Section 10 or in the applicable Award Agreement, be subject to the same terms and conditions generally applicable to Nonstatutory Stock Options as set forth in Section 7.
          10.3 Exercise Price. The exercise price of each Stock Appreciation Right shall be determined by the Compensation Committee, but shall not be less than the Fair Market Value of the Common Stock on the Date of Grant.
          10.4 Other Terms. The Compensation Committee shall determine the term of each Stock Appreciation Right. The term shall commence on the Date of Grant and shall be 10 years or such shorter period as is determined by the Compensation Committee. The Compensation Committee also shall determine the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part, the method of exercise, the method of settlement and the form of consideration payable in settlement. The Compensation Committee may provide for Stock Appreciation Rights to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the satisfaction of Performance Criteria), as to such number of Shares or percentage of the Shares subject to the Stock Appreciation Right as the Compensation Committee determines.
          10.5 Exercise. Each Stock Appreciation Right may be exercised in whole or in part (but not as to fractional shares) by the delivery of an executed Notice of Exercise in the form prescribed from time to time by the Compensation Committee, accompanied by payment of any amounts required to be withheld for tax purposes under Section 14. If a Stock Appreciation Right is exercised by any person other than the Participant, the Compensation Committee may require satisfactory evidence that the person exercising the Option has the right to do so. Upon the exercise of a Stock Appreciation Right, the Participant shall be entitled to receive the SAR Settlement Value from the Company for each Share as to which the Stock Appreciation Right has been exercised. The Company shall pay the SAR Settlement Value in Shares valued at Fair Market Value on the exercise date, in cash or any combination thereof, as determined by the Compensation Committee. The Compensation Committee may permit a Participant to elect to defer receipt of payment of all or part of the SAR Settlement Value pursuant to such rules and regulations as may be adopted by the Compensation Committee or as may be specified in the applicable Award Agreement, provided any such deferral shall satisfy the requirements of Section 409A of the Code and any regulations or rulings promulgated by the Internal Revenue Service thereunder. The Compensation Committee may require any partial exercise of a Stock Appreciation Right to equal or exceed a specified minimum number of Shares.
          10.6 Additional Terms and Conditions. Each Award of Stock Appreciation Rights, and all Shares issued in settlement of Stock Appreciation Rights, shall be subject to such

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additional terms and conditions not inconsistent with the Plan as are prescribed by the Compensation Committee and set forth in the applicable Award Agreement.
     11. Other Stock-Based Awards.
          The Compensation Committee may grant to Employees equity-based or equity-related Awards not otherwise described herein, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Compensation Committee shall determine from time to time in its sole discretion (“Other Stock-Based Awards”). Without limiting the generality of the foregoing, Other Stock-Based Awards may (a) involve the transfer of restricted or unrestricted shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (b) be subject to performance-based or service-based conditions, (c) be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions, (d) be designed to comply with Applicable Laws of jurisdictions other than the United States, and (e) be designed to qualify for the performance-based compensation exception under Section 162(m); provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of the Award. Cash awards, as an element of or supplement to any other Award under the Plan, also may be granted pursuant to this Section 11.
     12. Performance Based Awards.
          12.1 Performance Criteria. Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more business criteria (“Performance Criteria”). For purposes of Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), the Performance Criteria shall (a) be objective business criteria and otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Compensation Committee result in the achievement of performance goals being “substantially uncertain,” and (b) relate to one or more of the following performance measures: (i) revenues or net sales; (ii) earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; (iii) return on equity, investment, capital or assets; (iv) margins; (v) one or more operating ratios; (vi) borrowing levels, leverage ratios or credit ratings; (vii) market share; (viii) capital expenditures; (ix) cash flow; (x) stock price, growth in stockholder value relative to one or more stock indices or total stockholder return; (xi) budget and expense management; (xii) working capital turnover and targets; (xiii) sales of particular products or services, market penetration, geographic expansion or new concept development; (xiv) customer acquisition, expansion and retention; (xv) acquisitions and divestitures (in whole or in part), joint ventures, strategic alliances, spin-offs, split-ups and the like; (xvi) reorganizations, recapitalizations, restructurings and financings (debt or equity); (xvii) transactions that would constitute a Change in Control; or (xviii) any combination of the foregoing. Performance Criteria measures, and targets with respect thereto, determined by the Compensation Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

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          12.2 Additional Provisions Applicable to Performance Criteria. Any Performance Criteria may be used to measure the performance of the Company as a whole or with respect to any business unit, Subsidiary or business segment of the Company, either individually, alternatively or in any combination, and may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous period results or to a designated comparison group, in each case as specified by the Compensation Committee in the Award. To the extent required by Section 162(m), prior to the payment of any compensation under an Award intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee shall certify the extent to which any such Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such Performance Criteria relate solely to the increase in the value of the Common Stock). To the extent Section 162(m) is applicable, the Compensation Committee may not in any event increase the amount of compensation payable to a Participant subject to Section 162(m) upon the satisfaction of any Performance Criteria.
          12.3 Adjustments to Performance Criteria. The Compensation Committee may, with respect to any Performance Period, make such adjustments to Performance Criteria as it may deem appropriate to compensate for, or reflect, (a) asset write-downs or write-ups; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law, accounting principles or other laws or provisions affecting reported results; (d) discontinued operations and divestitures; (e) mergers, acquisitions and accruals for reorganization and restructuring programs; and (f) extraordinary or other unusual or non-recurring item; provided, however, with respect to Awards intended to qualify as performance-based compensation under Section 162(m), such adjustments shall be made only to the extent that the Compensation Committee determines that such adjustments may be made without a loss of deductibility of the compensation includible with respect to the Awards under Section 162(m).
          12.4 Performance Periods. The attainment of Performance Criteria shall be measured over performance periods of one year or more (“Performance Periods”), as may be established by the Compensation Committee. Performance Criteria for any Performance Period shall be established not later than the earlier of (a) 90 days after the beginning of the Performance Period, or (b) the time 25% of the Performance Period has elapsed.
          12.5 Right of Recapture. If, at any time after the date on which a Participant has been granted or becomes vested in or paid an Award pursuant to the achievement of Performance Criteria, the Compensation Committee determines that the earlier determination as to the achievement of the Performance Criteria was based on incorrect data and that in fact the Performance Criteria had not been achieved or had been achieved to a lesser extent than originally determined and a portion of the Award would not have been granted, vested or paid given the correct data, then (a) any portion of the Award that was so granted shall be forfeited and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, (b) any portion of the Award that became so vested shall be deemed to be not vested and any related Shares (or, if such Shares were disposed of, the cash equivalent) shall be returned to the Company, and (c) any portion of the Award so paid to the Participant shall be repaid by the Participant to the Company upon notice from the Company, in each case as and to the extent provided by the Compensation Committee.

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          12.6 Section 162(m). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.
     13. Restrictions on Transfer.
          13.1 Restrictions on Transfer. Subject to the further provisions of this Section 13.1, Awards may not be transferred other than by will or by the laws of descent and distribution, and during a Participant’s lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant’s incapacity, the person or persons legally appointed to act on the Participant’s behalf). No Award or any interest therein shall be subject to attachment, execution, garnishment, sequestration, the laws of bankruptcy or any other legal or equitable process. The foregoing notwithstanding, Awards (other than Incentive Stock Options and Stock Appreciation Rights granted in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Compensation Committee in its discretion, subject to any terms and conditions which the Committee may impose thereon. If a transfer is approved by the Compensation Committee, the transfer shall only be effective upon written notice to the Company given in such form and manner as may be prescribed by the Compensation Committee. Anything herein to the contrary notwithstanding, transfers of an Award by a Participant for consideration are prohibited.
          13.2 Designation and Change of Beneficiary. Each Participant may file with the Compensation Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the rights or amounts payable with respect to an Award due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Compensation Committee. The last such designation received by the Compensation Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Compensation Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by the Participant, the beneficiary shall be deemed to be the Participant’s estate.
          13.3 Provisions Applicable to Transferees. A beneficiary, transferee or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement or other document applicable to the Participant, except as otherwise determined by the Compensation Committee, and to any additional terms and conditions deemed necessary or appropriate by the Compensation Committee. The Compensation Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
     14. Withholding and Other Tax Provisions.
          14.1 Withholding. The Company may require the Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state,

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foreign, local or other law to withhold with respect to the grant, vesting, exercise or settlement of an Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied in full. The Compensation Committee may, in its sole and absolute discretion in the particular case, permit or require a Participant to satisfy his or her tax withholding obligations by any of the following means (or a combination of any of the following means): (a) by paying cash to the Company, (b) by having the Company withhold a number of Shares that would otherwise be issued to the Participant (or become vested in the case of Restricted Shares) having a Fair Market Value equal to the tax withholding obligations, (c) surrendering a number of Shares the Participant already owns having a Fair Market Value equal to the tax withholding obligations, or (d) entering into such other arrangement as is acceptable to the Compensation Committee in its sole discretion. The value of any Shares withheld or surrendered may not exceed the employer’s minimum tax withholding obligation and, to the extent such Shares were acquired by the Participant from the Company as compensation, the Shares must have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes. The Company shall also have the right to deduct from any and all cash payments otherwise owed to a Participant any federal, state, foreign, local or other taxes required to be withheld with respect to the Participant’s participation in the Plan.
          14.2 Required Consent to and Notification of Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of the laws of a jurisdiction outside the United States may be made in connection with an Award unless expressly permitted by the terms of the Award Agreement or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is so permitted to make such an election, the Participant shall notify the Company of such election within 10 days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provisions of any tax law.
     15. Effect of Certain Corporate Changes and Changes in Control.
          15.1 Basic Adjustment Provisions. In the event the Compensation Committee determines that any stock dividend, stock split, combination of shares, extraordinary dividend of cash or assets, merger, consolidation, spin-off, recapitalization (other than the conversion of convertible securities according to their terms), reorganization, liquidation, dissolution or other similar corporate change, or any other increase, decrease or change in the Common Stock without receipt or payment of consideration by the Company, in the Compensation Committee’s sole discretion, affects the Common Stock such that an adjustment to the Awards or the Plan is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Compensation Committee shall, in such manner as it may deem equitable, adjust any or all of:
          (a) The number and kind of shares of Common Stock (or other securities or property) with respect to which an Award may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4.1 on the maximum number and kind of

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Shares which may be issued under the Plan and the limitations in Section 4.3 on the maximum number of Shares that may be covered by Awards granted under the Plan to any single Participant in any calendar year);
          (b) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards;
          (c) The grant, exercise or other purchase price per Share under any outstanding Awards; and
          (d) The terms and conditions of any outstanding Awards (including, without limitation, any applicable Performance Criteria specified in an Award Agreement).
Notwithstanding the foregoing, (x) with respect to Incentive Stock Options, any such adjustments shall be made in accordance with Section 424(h) of the Code, (b) the Committee shall consider the impact of Section 409A of the Code on any such adjustments, and (z) no such adjustments may materially change the value of benefits available to a Participant under a previously granted Award.
          15.2 Change in Control. The Compensation Committee may provide with respect to any transaction that results in a Change in Control, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, that a Change in Control shall have such effect as is specified by the Compensation Committee, or no effect, as the Compensation Committee in its sole discretion may provide. Without limiting the foregoing, the Compensation Committee may provide, either at the time an Award is granted or by action taken prior to the occurrence of the Change in Control, and without the consent or approval of any Participant, for one or more of the following actions or combination of actions with respect to some or all outstanding Awards (which actions may vary among individual Participants and may be subject to such terms and conditions as the Compensation Committee deems appropriate):
          (a) Acceleration of the time at which Awards then outstanding vest and (as applicable) may be exercised in full for a limited period of time on or before a specified date fixed by the Compensation Committee (which will permit the Participant to participate with the Common Stock received upon exercise of an Award in the Change in Control transaction), after which specified date all unexercised Awards and all rights of Participants thereunder shall terminate;
          (b) Acceleration of the time at which Awards then outstanding vest (and, in the case of Options, Stock Appreciation Rights and other applicable Awards, may be exercised so that such Options, Stock Appreciation Rights and other applicable Awards may be exercised in full for their then remaining term);
          (c) The assumption of Awards (or any portion thereof) by the successor or survivor corporation, or a parent or Subsidiary thereof, or the substitution of awards covering the stock of the successor or survivor corporation, or a parent or Subsidiary thereof, for then outstanding Awards that have been issued under the Plan, with appropriate adjustments as to the number and kind of shares and grant, exercise or other purchase prices;

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          (d) The mandatory surrender to the Company for cancellation of any outstanding Awards and the purchase of the surrendered Awards for an amount of cash, securities or other property equal to the excess of the Fair Market Value of the vested shares of Common Stock subject to any such Award immediately prior to the occurrence of the Change in Control (and such additional portion of the Award as the Compensation Committee may determine) over the aggregate exercise or other purchase price (if any) of such shares; and
          (e) The termination of any Award (or any portion thereof) concurrently with the closing or other consummation of the Change in Control transaction. If the Compensation Committee provides that an Award shall terminate concurrently with the closing or other consummation of the Change in Control transaction, each Participant shall have the right up to the closing or other consummation of the transaction to exercise all or any part of the Participant’s vested Awards.
          15.3 Determination of Adjustments. All determination of the Compensation Committee pursuant to this Section 15 shall be conclusive and binding on all persons for all purposes of the Plan.
          15.4 No Restriction on Right of Company to Effect Corporate Changes. The Plan shall not affect in any way the right or power of the Company to make or authorize any adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, any merger or consolidation, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or that are convertible into or exchangeable for Common Stock, the dissolution or liquidation of the Company, any sale or transfer of all or any part of the assets or business of the Company or any of its Subsidiaries, or any other corporate act or proceeding, whether of a similar character or otherwise. Except as specifically provided in this Section 15 and authorized by the Compensation Committee, a Participant shall have no rights by reason of any such corporate act or proceeding, and no adjustment by reason thereof shall be made with respect to any outstanding Award or the Plan.
     16. Regulatory Compliance.
          16.1 Conditions to Obligations of the Company The Company may, to the extent deemed necessary or advisable by the Compensation Committee, postpone the issuance or delivery of Shares or the payment of other benefits under any Award until:
          (a) The completion of any registration or other qualification of such Shares under any state or federal securities law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Compensation Committee shall, in its sole discretion, deem necessary or advisable;
          (b) The admission to listing of, or other required action with respect to, such Shares on any and all stock exchanges or automated quotation systems upon which the Common Stock or other securities of the Company are then listed or quoted; and
          (c) The compliance with all other requirements of Applicable Laws, as the Compensation Committee shall, in its sole discretion, deem necessary or advisable;

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The Compensation Committee also may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as the Compensation Committee shall, in its sole discretion, deem necessary or advisable to comply with any requirements of Applicable Laws in connection with the grant of any Award or the issuance or delivery of Shares or the payment of other benefits under any Award. Without limiting the generality of the foregoing, if the Shares offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under federal, state or foreign securities laws, (x) the Company may require the Participant to represent and agree at the time of grant or exercise, as the case may be, that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Company and its counsel, and (y) the Company may restrict the transfer of such Shares, issue stop-transfer instructions and legend the certificates representing such Shares, in each case in such manner as it deems advisable to ensure the availability of any such exemption.
          16.2 Limitation on Company Obligations. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Awards or Shares as to which such requisite authority shall not have been obtained. Nothing contained herein shall be construed to impose on the Company any obligation to register for offering or resale under the Securities Act, or to register or qualify under any other state, federal or foreign securities laws, any Shares, securities or interests in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made, and the Company shall have no liability for any inability or failure to do so.
          16.3 Provisions Applicable to a Change in Control. Anything in this Section 16 to the contrary notwithstanding, in connection with a Change in Control, the Company shall not take or cause to be taken any action, and shall not undertake or permit to arise any legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Shares or the payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the effective date of the Change in Control.
          16.4 Exchange Act. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, if the consummation of any transaction under the Plan would result in the possible imposition of liability on a Participant pursuant to Section 16(b) of the Exchange Act, the Compensation Committee shall have the right, in its sole discretion, but shall not be obligated, to defer such transaction to the extent necessary to avoid such liability.
     17. Amendment or Termination of the Plan. The Board of Directors may at any time and from time to time amend, suspend or terminate the Plan in whole or in part; provided that no such amendment may, without the approval of the stockholders of the Company, increase the number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 15) or effectuate a change for which stockholder approval is required: (a) in

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order for the Plan to continue to qualify under Section 422 of the Code; (b) under the corporate governance standards of any national securities exchange or automated quotation system applicable to the Company; or (c) for Awards to be eligible for the performance-based compensation exception under Section 162(m). In addition, no termination or amendment of the Plan shall materially alter or adversely affect the rights of any Participant in any outstanding Awards, without the consent of the Participant to whom the Awards have been granted.
     18. Term of the Plan. The Plan shall continue until terminated by the Board of Directors pursuant to Section 17 or as otherwise set forth in the Plan, and no further Awards shall be made hereunder after the date of such termination. Unless earlier terminated, the Plan shall terminate 10 years after its initial approval by the Board of Directors (provided that Awards granted before termination shall continue in accordance with their terms).
     19. No Right to Awards or Continued Employment. No person shall have any claim or right to receive grants of Awards under the Plan, and neither the Plan nor any action taken or omitted to be taken hereunder shall create or confer on any Participant the right to continued employment with the Company or its Subsidiaries or interfere with or to limit in any way the right of the Company or its Subsidiaries to terminate the employment of any Participant at any time or for any reason. The loss of any existing or potential profit in Awards shall not constitute an element of damages in the event of the termination of the employment of any Participant for any reason, even if the termination is in violation of an obligation of the Company or its Subsidiaries to the Participant. No Participant shall have any rights as a stockholder with respect to any Shares covered by or relating to any Award until the date of the issuance of a stock certificate with respect to such Shares.
     20. Effect of Plan Upon Other Awards and Compensation Plans.
          Nothing in the Plan shall be construed to limit the right of the Company or any of its Subsidiaries (a) to establish any other forms of incentives or compensation for Employees, or (b) to grant or assume options, restricted stock or other equity-based awards otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options, restricted stock or other awards in connection with the acquisition of the business, securities or assets of any corporation, firm or business. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any of its Subsidiaries, and no payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
     21. General Provisions.
          21.1 Other Documents. All documents prepared, executed or delivered in connection with the Plan shall be, in substance and form, as established and modified by the Compensation Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of the Plan, and in the event of any conflict between the terms of any such document and the Plan, the provisions of the Plan shall prevail.

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          21.2 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Compensation Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares of Common Stock or whether such fractional shares of Common Stock and any rights thereto shall be forfeited or otherwise eliminated (including by rounding to the nearest whole Share).
          21.3 Payments in the Event of Forfeitures. Unless otherwise determined by the Compensation Committee or otherwise specified in the applicable Award Agreement, in the event of the forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration within 10 days of the date of forfeiture or as soon thereafter as practicable.
          21.4 Limitation on Repricing. The Compensation Committee shall not, without the approval of the stockholders of the Company, amend or replace previously granted Options or Stock Appreciation Rights in a transaction that constitutes a “repricing,” as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange or the rules and regulations of the Securities and Exchange Commission.
          21.5 Misconduct of a Participant. Notwithstanding any other provision of the Plan or an Award Agreement, if a Participant commits fraud or dishonesty toward the Company or wrongfully uses or discloses any trade secret, confidential data or other information proprietary to the Company, or intentionally takes any other action materially inimical to the best interests of the Company, as determined by the Compensation Committee, in its sole and absolute discretion, such Participant shall forfeit all rights and benefits under the Plan and any outstanding Awards.
          21.6 Restrictive Legends. The certificates for Shares delivered under the Plan shall include such legends, and shall be subject to such stop-transfer instructions, as the Compensation Committee deems appropriate to reflect any restrictions on the Shares.
          21.7 Successors in Interest. The provisions of the Plan, the terms and conditions of any Award and the actions of the Compensation Committee shall be binding upon the successors and assigns of the Company and permitted successors and assigns, heirs, executors, administrators and other legal representatives of Participants.
          21.8 Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Compensation Committee, such provision shall be construed or deemed amended to conform to Applicable Laws, or, if it cannot be so construed or deemed amended without, in the Compensation Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
          21.9 Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

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          21.10 Governing Law. To the extent not preempted by federal law, the Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to rules relating to conflicts of law.
          21.11 Compliance With Section 162(m) . If any provision of the Plan or any Award Agreement relating to an Award that is designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.
          21.12 Compliance With Section 409A. Awards under the Plan are intended either to (a) qualify as compensatory arrangements that do not constitute “deferred compensation” subject to Section 409A of the Code, or (b) satisfy the requirements of Section 409A of the Code so that Participants will not be liable for the payment of interest or additional tax thereunder, and the Plan and all Awards shall be construed accordingly. Any provision of the Plan or an Award Agreement that would cause the grant of an Award, or the payment, settlement or deferral thereof, to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.
          21.13 Administration of the Plan in Foreign Countries. The Compensation Committee may take any action consistent with the terms of the Plan, either before or after an Award has been granted, which the Compensation Committee deems necessary or advisable in order for the administration of the Plan and the grant of Awards thereunder to comply with the Applicable Laws of any foreign country, including but not limited to, modifying or amending the terms and conditions governing any Awards, modifying exercise procedures and other terms and procedures and establishing local country plans as sub-plans to the Plan.
          21.14 Effective Date. The Plan shall become effective upon adoption by the Board of Directors, subject to approval by the stockholders of the Company. The Plan will be submitted for the approval of the Company’s stockholders within 12 months of the date of the Board of Director’s initial adoption of the Plan. No Award may be exercised to any extent unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said 12-month period, the Plan and all Awards theretofore granted shall thereupon be canceled and become null and void.
     IN WITNESS WHEREOF, this document has been executed as of the 22nd day of November, 2006.

NEWPARK RESOURCES, INC.
By:	/s/ Paul L. Howes
Paul L. Howes,
President and Chief Executive Officer

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Exhibit A
DEFINITIONS
     The following terms, when used in the Plan, shall have the meanings, and shall be subject to the provisions, set forth below:
     “Award” means an Option, Restricted Stock award, Restricted Stock Unit award, Stock Appreciation Right or Other Stock-Based Award granted to a Participant pursuant to the Plan.
     “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
     “Applicable Laws” means the requirements relating to the administration of stock option and restricted stock plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.
     “Board of Directors” means the Board of Directors of the Company.
     “Cashless Exercise” means the exercise of an Option through (a) the delivery of irrevocable instructions to a broker (i) to make a sale of a number of Shares issuable upon the exercise of the Option that results in proceeds in the amount required to pay the aggregate Option Price for all the shares as to which the Option is being exercised (and any required withholding tax, if authorized by the Compensation Committee) and (ii) to deliver such proceeds to the Company in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable), or (b) any other surrender to the Company of Shares issuable upon the exercise of the Option or vested Options in satisfaction of such aggregate Option Price (and withholding tax obligation, if applicable).
     “Cause” means, with respect to any Participant, (a) “cause” as defined in an employment or consulting agreement applicable to the Participant, or (b) in the case of a Participant who does not have an employment or consulting agreement that defines “cause”: (i) any act or omission that constitutes a material breach by the Participant of any of his or her obligations under any agreement with the Company or any of its Subsidiaries; (ii) the willful and continued failure or refusal of the Participant substantially to perform the duties required of him or her as an Employee, or performance significantly below the level required or expected of the Participant, as determined by the Compensation Committee; (iii) the Participant’s willful misconduct, gross negligence or breach of fiduciary duty that, in each case or in the aggregate, results in material harm to the Company or any of its Subsidiaries; (iv) any willful violation by the Participant of any federal, state or foreign law or regulation applicable to the business of the Company or any of its Subsidiaries, or the Participant’s commission of any felony or other crime involving moral turpitude, or the Participant’s commission of an act of fraud, embezzlement or misappropriation; or (iv) any other misconduct by the Participant that is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or any of its Subsidiaries. The Compensation Committee shall determine whether there has been a termination of employment for Cause, and each Participant shall agree, by acceptance of the

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grant of an Award and the execution of an Award Agreement, that the Compensation Committee’s determination is conclusive and binding on all persons for all purposes of the Plan.
     “Change in Control” means the occurrence of any one of the following:
          (a) Any election of directors of the Company takes place (whether by the directors then in office or by the stockholders at a meeting or by written consent) and a majority of the directors in office following such election are individuals who were not nominated by a vote of two-thirds of the members of the Board of Directors immediately preceding such election;
          (b) One or more occurrences or events as a result of which any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of the Company’s then outstanding securities;
          (c) A merger or consolidation of the Company with, or an acquisition of the Company or all or substantially all of its assets by, any other entity, other than a merger, consolidation or acquisition in which the individuals who were members of the Board of Directors of the Company immediately prior to such transaction continue to constitute a majority of the Board of Directors of the surviving corporation (or, in the case of an acquisition involving a holding company, constitute a majority of the Board of Directors of the holding company) for a period of not less than 12 months following the closing of such transaction; or
          (d) The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.
     “Code” means the Internal Revenue Code of 1986, as amended, including the rules and regulations promulgated thereunder.
     “Common Stock” means shares of Common Stock, par value $0.01 per share, of the Company and any other equity securities of the Company that may be substituted or resubstituted for such Common Stock pursuant to Section 15.
     “Company” means Newpark Resources, Inc., a Delaware corporation, and any successor.
     “Compensation Committee” means the Compensation Committee of the Board of Directors.
     “Date of Grant” means the date of grant of an Award as set forth in the applicable Award Agreement.
     “Disqualifying Disposition” has the meaning set forth in Section 7.8(c).
     “Disability” means, with respect to any Participant who has an employment or consulting agreement that defines such term or a similar term, “disability” as defined in such agreement or, in the case of a Participant who does not have an employment or consulting agreement that defines such term or a similar term, the inability of the Participant to perform substantially all his

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duties as an Employee by reason of illness or incapacity for a period of more than six months, or six months in the aggregate during any 12-month period, established by medical evidence reasonably satisfactory to the Compensation Committee.
     “Employee” means any person who is employed by the Company or one of its Subsidiaries, provided, however, that the term “Employee” does not include a non-employee Director or an individual performing services for the Company or a Subsidiary who is treated for tax purposes as an independent contractor at the time of performance of the services, whether such person is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan. For purposes of awards of Incentive Stock Options, “Employee” means any person, including an officer, who is so employed by the Company or any “parent corporation” or “subsidiary corporation” of the Company as defined in Sections 424(e) and 424(f) of the Code, respectively. An Employee shall not cease to be an Employee in the case of (a) any leave of absence approved by the Company, or (b) transfers between locations of the Company or between the Company, any of its Subsidiaries or any successor.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Fair Market Value” means, as of any given date, the value of a share of Common Stock determined as follows:
          (a) If the Common Stock is listed on an established stock exchange or a national market system, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on the principal exchange or system on which the Common Stock is then traded and as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date;
          (b) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock, as reported in The Wall Street Journal or such other source as the Compensation Committee deems reliable, on such date or, if such date is not a trading day, on the trading day immediately preceding such date; or
          (c) In all other cases, the “fair market value” as determined by the Compensation Committee in good faith and using such financial sources as it deems relevant and reliable (but in any event not less than fair market value within the meaning of Section 409A of the Code).
     “Incentive Stock Option” means an Option which qualifies as an “incentive stock option” under Section 422 of the Code and is designated as an Incentive Stock Option by the Compensation Committee. For avoidance of doubt, no Option awarded under the Plan will be an Incentive Stock Option unless the Compensation Committee expressly provides for Incentive Stock Option treatment in the applicable Award Agreement.
     “Non-Qualified Stock Option” means an Option which is not an “incentive stock option” under Section 422 of the Code and includes any Option which is designated as a Non-Qualified Stock Option by the Compensation Committee.

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     “Option” means a right to purchase Shares upon payment of the Option Price.
     “Option Price” means the purchase price per Share deliverable upon the exercise of an Option in order for the Option (or applicable portion thereof) to be exchanged for Shares.
     “Other Stock-Based Awards” has the meaning set forth in Section 11.
     “Participant” means any Employee who has been granted an Award.
     “Performance Criteria” has the meaning set forth in Section 12.1 of the Plan.
     “Performance Period” has the meaning set forth in Section 12.4 of the Plan.
     “Plan” means the Newpark Resources, Inc. 2006 Equity Incentive Plan.
     “Restricted Stock” means Shares awarded to a Participant under Section 8, the rights of ownership of which are subject to restrictions prescribed by the Compensation Committee.
     “Restricted Stock Unit” means a right granted to a Participant under Section 9 to receive Shares upon the satisfaction of Performance Criteria or other criteria specified by the Compensation Committee, such as continuous service, at the end of a specified Restriction Period.
     “Restriction Period” means the period or periods during which any forfeiture or vesting restrictions, restrictions on transferability or other restrictions shall apply to any Award, as determined by the Compensation Committee in its discretion, consistent with the provisions of the Plan.
     “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
     “SAR Settlement Value” has the meaning set forth in Section 10.2.
     “Section 16(b) Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
     “Section 162(m)” means Section 162(m) of the Code and the regulations promulgated thereunder.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 15, and any successor security.
     “Stock Appreciation Right” means a right granted to a Participant under Section 10 that entitles the Participant to receive a payment in Shares, cash or a combination thereof measured by the increase in the Fair Market Value of a Share over the exercise price of the Stock Appreciation Right, as established by the Compensation Committee on the Date of Grant.

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     “Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act; provided, however, for purposes of Awards of Incentive Stock Options, “Subsidiary” means any entity that is a subsidiary of the Company within the meaning of Section 424(f) of the Code.

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APPENDIX B
NEWPARK RESOURCES, INC.
1999 EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED BY THE BOARD OF DIRECTORS ON NOVEMBER 13, 2006)
1. Purpose.
     This Newpark Resources, Inc. 1999 Employee Stock Purchase Plan (the “Plan”) is intended as an incentive to encourage stock ownership by employees of Newpark Resources, Inc., a Delaware corporation (“Newpark”), and Subsidiaries which it may have from time to time (Newpark and its Subsidiaries together being referred to herein as the “Company”), so that they may acquire a proprietary interest, or increase their proprietary interest, in the Company, and to encourage them to remain in the employ of the Company and its Subsidiaries. “Subsidiary” shall mean each corporation which (i) is or becomes a “subsidiary corporation” of Newpark, within the definition contained in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) conducts its principal business operations in the United States, and (iii) is designated to have its employees participate in this Plan by the Committee (as defined below). It is further intended that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
2. Administration.
     2.1 The Plan shall be administered by the Compensation Committee (the “Committee”) of Newpark’s Board of Directors (the “Board”). Each member of the Committee shall be a “Non-Employee Director” as that term is defined in Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934, as amended, but no action of the Committee shall be invalid if this requirement is not met. The Committee shall select one of its members as Chairman and shall act by vote of a majority of a quorum or by unanimous written consent. A majority of its members shall constitute a quorum. The Committee shall be governed by the provisions of the Company’s Bylaws and of Delaware law applicable to the Board, except as otherwise provided herein or determined by the Board.
     2.2 The Committee shall have full and complete authority, in its discretion, but subject to the express provisions of the Plan: to designate which corporations shall be “Subsidiaries” under this Plan, to determine when the first offering shall be made; to determine the aggregate number of shares of common stock, $0.01 par value per share, of Newpark (“Common Stock”), to be made available for each offering, and to adopt such rules and regulations and to make all other interpretations, constructions or determinations deemed necessary or desirable for the administration of the Plan in its discretion. All interpretations and constructions of the Plan by the Committee, and all of its actions hereunder, shall be binding and conclusive on all persons for all purposes.
     2.3 The Company hereby agrees to indemnify and hold harmless each Committee member and each employee of the Company, and the estate and heirs of such Committee member or employee, against all claims, liabilities, expenses, penalties, damages or other pecuniary losses, including legal fees, which such Committee member or employee or his or her estate or heirs may suffer as a result of his or her responsibilities, obligations or duties in connection with the Plan, to the extent that insurance, if any, does not cover the payment of such items.

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3. Eligibility.
     3.1 Each regular full-time employee of the Company shall be eligible to participate in the Plan, provided such employee has been employed continuously by the Company for at least 90 days as of the Effective Date or any subsequent Offering Date (in each case as defined in paragraph 4 below).
     3.2 The term “employee” shall have the same meaning as the term “employee” as defined in Treasury Regulation Section 1.421-7(h), and shall include officers, directors who are also employees and employees on Participant Leaves of Absence (as defined in paragraph 22), but shall exclude employees whose customary employment is for less than 20 hours per week or for less than five months in any calendar year.
     3.3 Any provision of the Plan to the contrary notwithstanding, no employee shall be granted an award:
     (a) if, immediately after the grant, such employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of Newpark or of any subsidiary or parent of Newpark, determinations of employee stock ownership being made for this purpose in accordance with Section 424(d) of the Code; or
     (b) which permits such employee’s rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) for the Company to accrue at a rate which exceeds $10,000 in fair market value of such stock (determined at the time the award is made) for each calendar year in which such award would be outstanding at any time, within the meaning of Section 423(b)(8) of the Code.
4. Offering Dates.
     The Plan will be implemented by a continuous series of offerings, each of which shall commence on the first business day after the completion of the immediately prior offering (the “Offering Date”) and shall terminate six months after the applicable Offering Date (the “Termination Date”). The first offering shall be made as soon after stockholder approval of the Plan as is determined by the Committee in its sole discretion (the “Effective Date”). No offering shall be made if in the opinion of the Committee the Common Stock available under the Plan has been so substantially exhausted as to make an offering to all eligible employees impractical under the Plan.
5. Participation.
     An eligible employee may become a participant by completing and filing an authorization for a payroll deduction on the form provided by the Committee. Payroll deductions shall become effective on the first Offering Date after a participant has filed an authorization and shall terminate upon the earlier to occur of (i) the participant’s request to have payroll deductions discontinued, as set forth in paragraph 6.3, or (ii) the ceasing for any reason of the participant to meet the eligibility requirements of paragraph 3, in which event the provisions of paragraph 9.2 shall apply. Each participant will receive an award on each Offering Date, and all participants will have the same rights and privileges under the Plan.

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6. Payroll Deductions.
     6.1 At the time a participant files an authorization for a payroll deduction, he or she shall elect to have deductions made from his or her Annualized Base Pay, as hereinafter defined, on each payday during the time he or she is a participant. The minimum deduction permitted hereunder shall be $5.00 per week, and the maximum deduction shall be 10% of the participant’s Annualized Base Pay. For purposes of the Plan, the term “Annualized Base Pay” shall mean the participant’s current annualized base pay from the Company (excluding overtime and all other extra compensation such as bonuses and contributions to pension, profit sharing, health and life insurance and other plans).
     6.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan and held with other Company funds. A participant may not make any separate cash payment into such account, except as provided in paragraph 22.
     6.3 A participant may elect to have payroll deductions completely discontinued at any time, but an election to discontinue payroll deductions during an offering shall be deemed to be an election to withdraw pursuant to paragraph 9.1. No change in payroll deductions other than complete discontinuance can be made during an offering, and, specifically, once an offering has commenced, a participant may not alter the rate of his or her payroll deductions for such offering.
7. Granting of Awards.
     7.1 On each Offering Date, the Committee shall determine the number of available shares of Common Stock which will be sold to participants in such offering. On each Offering Date, each participant shall be granted an award to purchase up to that number of available shares which is equal to the total number of available shares for such offering multiplied by a fraction, the numerator of which is the amount of payroll deductions from such participant’s Annualized Base Pay authorized by such participant for the offering period beginning on such Offering Date, and the denominator of which is the total amount of payroll deductions from the Annualized Base Pay of all participants authorized by such participants for the offering period beginning on such Offering Date. The purchase price of each such share shall be the lower of:
     (a) 95% of the fair market value per share of the Common Stock on the Offering Date, or
     (b) 95% of the fair market value per share of the Common Stock on the Termination Date.
     7.2 The fair market value of a share of Common Stock shall be equal to the closing price of the Common Stock for the last preceding day on which Newpark’s shares were traded, and the method for determining the closing price shall be determined by the Committee.
8. Exercise of Awards.
     8.1 Unless a participant gives written notice to the Committee as hereinafter provided, the participant’s award will be exercised automatically for such participant on the Termination Date for the purchase of as many full shares of Common Stock (no fractional shares shall be issued under this Plan) as the accumulated payroll deductions in such participant’s account at that time will purchase at the applicable purchase price (but not to exceed the maximum number of shares subject

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to the award), and such shares shall be credited to the participant’s account at such time. The amount remaining in the account of a participant after the exercise in full of an award shall be carried forward in the participant’s account and be available for the next succeeding offering to the extent such remaining amount is attributable to fractional shares; such remaining amount shall be refunded to the participant to the extent it exceeds the amount attributable to fractional shares.
     8.2 No participant may purchase during any calendar year Common Stock under this and all other employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company having a fair market value (determined at the time the award is made) in excess of $10,000. When a participant has purchased the maximum amount of stock which may be purchased in any calendar year, all amounts credited to such participant’s account under the Plan in excess of the amount applied to the purchase of such stock shall be returned to the participant, payroll deductions for the participant shall cease and the participant shall be ineligible to participate in any additional offering during such calendar year.
     8.3 Upon a participant’s death, the participant’s beneficiary (or executor or administrator, as determined under paragraph 12) shall have the right to elect, by written notice given to the Committee before the earlier of the Termination Date of the current offering or the expiration of a period of 60 days beginning with the date of the participant’s death, either to:
     (a) withdraw all of the payroll deductions previously credited to the participant’s account, or
     (b) apply to the exercise of the participant’s award any amount in such participant’s account as of the date of death, and thereby purchase Common Stock on the Termination Date next following the date of the participant’s death, with any excess payroll deductions in such account being returned to such beneficiary (or other person entitled thereto under paragraph 12) without interest.
If the Committee does not receive any such written notice of election within the time specified in this paragraph 8.3, the beneficiary (or executor or administrator, as determined under paragraph 12) shall be deemed to have automatically elected to exercise the participant’s award pursuant to subparagraph (b) of this paragraph 8.3.
9. Withdrawal.
     9.1 By written notice to the Committee at any time during any offering, a participant may elect to withdraw all the accumulated payroll deductions in such participant’s account as of the Termination Date of such offering, without interest. A participant shall be deemed to have elected to make such a withdrawal if such participant elects to discontinue payroll deductions completely during an offering as described in paragraph 6.3. A participant who withdraws all or any part of the amount credited to such participant’s account during an offering, or who elects to discontinue payroll deductions completely during an offering under paragraph 6.3, shall be deemed to have given notice of his or her intention to cease to be a participant for that offering and any succeeding offerings, and all payroll deductions under the Plan with respect to such participant shall be discontinued; provided, however, that such participant may become a participant in any succeeding offering for which he or she is otherwise eligible in accordance with the Plan, if the participant files with the Committee a new authorization for payroll deductions in accordance with paragraph 5.
     9.2 Upon the ceasing of a participant to meet the eligibility requirements of paragraph 3, or the termination of the participant’s employment for any reason, including retirement, except as

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provided in paragraph 8.3, he or she shall immediately cease to be a participant, any award which he or she may have been granted under the Plan shall immediately expire and shall not be exercised, and the payroll deductions and shares previously credited to his or her account shall be returned to him or her within 30 days after such cessation or termination, without interest.
10. Delivery.
     As promptly as practicable after each Termination Date, the Company will deliver to each participant, as appropriate, any Common Stock purchased upon the exercise of his or her award and any cash to which he or she may be entitled.
11. Stock.
     11.1 The stock to be sold to participants under the Plan shall be Common Stock of Newpark. The maximum number of shares of Common Stock which shall be made available for sale under the Plan during all offerings under the Plan shall be 1,000,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 15.
     11.2 Stock to be delivered to a participant under the Plan will be registered in the name of the participant.
     11.3 No participant will have any interest in stock covered by an award until such award has been exercised. Any shares which are subject to sale pursuant to an award made under the Plan but which are not purchased on the Termination Date of the related offering shall be available for sale pursuant to awards made in subsequent offerings under the Plan.
12. Designation of Beneficiary.
     A participant may file with the Committee, and change from time to time, a written designation of a beneficiary who is to receive any payroll deductions and shares of Common Stock credited to the participant’s account under the Plan in the event of such participant’s death. Upon receipt by the Committee at the participant’s death of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such Common Stock and cash to such beneficiary. In the event of the death of a participant who has not filed a written designation of a beneficiary, the Company shall deliver such cash and Common Stock to the executor or administrator of the estate of the participant, or, if no such executor or administrator has been appointed (to the knowledge of the Committee), at the direction of the Committee acting in its discretion, to the spouse or to any one or more dependents or relatives of the participant, or, if no spouse, dependent, or relative is known to the Committee, to such other person as the Committee may designate. No designated beneficiary shall, prior to the death of the participant, acquire any interest in the cash or Common Stock credited to a participant’s account under the Plan.
13. Transferability.
     Neither awards, payroll deductions credited to a participant’s account nor any rights to receive Common Stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant, except that payroll deductions and shares credited to a participant’s account shall be transferable by will or the laws of descent and distribution or as provided by paragraph 12. Any attempted assignment, transfer, pledge or other disposition prohibited by the

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preceding sentence shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 9.
14. Use of Funds.
     All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
15. Changes in Capitalization.
     15.1 The number and class of shares of stock covered by each outstanding award, the purchase price per share thereof, and the maximum number and class of shares of stock issuable upon exercise of all awards under the Plan shall be proportionately adjusted in the event of any increase or decrease in the number of the issued shares of Common Stock of the Company which results from a split-up or consolidation of shares, payment of a stock dividend or dividends exceeding a total of 2.5% for which the record dates occur in any one fiscal year, a recapitalization (other than the conversion of convertible securities according to their terms), a combination of shares or other like capital adjustment, so that upon exercise of the award, the participant shall receive the number and class of shares such participant would have received had such participant been the holder of the number of shares of Common Stock for which the award is being exercised upon the date of such change or increase or decrease in the number of issued shares of the Company. If any adjustment hereunder would create a fractional share or a right to acquire a fractional share, such fractional share shall be disregarded and the number of shares available under this Plan or the number of shares to which any participant is entitled shall be the next lower number of whole shares, rounding all fractions downward.
     15.2 Upon a reorganization, merger or consolidation of Newpark with one or more corporations as a result of which Newpark is not the surviving corporation or in which Newpark survives as a wholly-owned subsidiary of another corporation, or upon a sale of all or substantially all of the property of the Company to another corporation, or any dividend or distribution to stockholders of more than ten percent (10%) of the Company’s assets, adequate adjustment or other provisions shall be made by the Company or other party to such transaction so that there shall remain and/or be substituted for the Common Stock subject to each award, the shares, securities, cash or assets which would have been issuable in respect of such award, as if the participant had been the owner of such Common Stock as of the applicable date. Any share, securities, cash or assets so substituted shall be subject to similar successive adjustments.
16. Securities Registration.
     16.1 If the Company shall deem it necessary to register under the Securities Act of 1933, as amended (the “Securities Act”), or other applicable statutes any shares with respect to which an award shall have been made, then the Company will use reasonable efforts to maintain the effectiveness of a Registration Statement under the Securities Act before delivery of such shares. If the shares of stock of the Company shall be listed on any national securities exchange at the time of exercise of any award, then whenever required, the Company shall make prompt application for the listing on such stock exchange of such shares, at the sole expense of the Company.
     16.2 Notwithstanding any other provision of this Plan or any award hereunder, the Company shall be under no obligation to issue shares under the Plan while, in the opinion of its counsel, any applicable legal requirement for the issuance of such shares may not be satisfied,

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including but not limited to the requirements of the Securities Act and Delaware or other state securities laws. The Company shall use its best efforts to satisfy all such applicable legal requirements. If any shares are issued upon exercise of an award under the Plan without registration under the Securities Act, then the award shares shall bear a suitable restrictive legend and the acceptance of such Award Shares shall be subject to the execution of an investment letter by the participant, in form and substance satisfactory to the Committee.
17. Amendment or Termination.
     The Board may at any time terminate or amend the Plan. No such termination shall affect awards previously made, nor may an amendment make any change in any award theretofore granted which would adversely affect the rights of any participant, nor may an amendment be made without prior approval of the stockholders of the Company if such amendment would:
     (a) Permit the sale of more shares of Common Stock than are authorized under paragraph 11 of the Plan;
     (b) Effect any change in the designation of eligible employees under paragraph 3 of the Plan; or
     (c) Materially increase the benefits accruing to participants under the Plan.
18. Application of Proceeds.
     Proceeds from the sale of award shares shall constitute a part of the general funds of the Company.
19. Successors in Interest.
     The provisions of this Plan and the actions of the Committee shall be binding on all heirs and successors of the Company and each participant.
20. Withholding Taxes.
     The Company shall have the right at the time of purchase of any shares of Common Stock hereunder to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such purchase, to ensure the payment of any such taxes, including by withholding from the participant’s salary.
21. Continued Employment.
     This Plan and awards hereunder shall not impose any obligation on the Company to continue to employ any participant. Moreover, no provision of this Plan or any document executed or delivered pursuant hereto shall be deemed modified in any way by any employment contract between a participant (or other employee) and the Company.
22. Leaves of Absence.
     22.1 For purposes of participation in this Plan, a person on leave of absence shall be deemed to be an employee for the first 90 days of such leave of absence, or, if longer, the period for which the participant’s reemployment is guaranteed by statute (a “Participant Leave Of Absence”).

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Such employee’s employment for all purposes of this Plan, and such employee’s participation in this Plan and right to exercise any award, shall be deemed to have terminated at the close of business on the last day of such Participant Leave Of Absence and the provisions of paragraph 6.3 shall apply, unless such employee returns to employment (as defined in paragraph 3.2) before the close of business on such last day. Termination by the Company of any Participant’s Leave of Absence, other than termination of such Participant Leave of Absence on return to employment (as defined in paragraph 3.2), shall terminate such employee’s employment for all purposes of this Plan, and shall terminate such employee’s participation in the Plan and right to exercise any award, and the provisions of paragraph 6.3 shall apply.
     22.2 While a participant is on a Participant Leave Of Absence treated as employment under the provisions of paragraph 22.1, such participant shall have the right to continue participation in the Plan, and to apply to the exercise of awards (i) any amounts in such participant’s account as of the commencement of such Participant Leave Of Absence, (ii) any amounts which the participant authorizes the Company to deduct from any payments made by the Company to such participant during such Participant Leave Of Absence, and (iii) any amounts paid by the participant to the Company to the extent that the amounts set forth in clauses (i) and (ii) of this sentence are less than the amounts such participant could have had deducted from such participant’s Annualized Base Pay if such participant had actually worked for the Company during the period of his or her Participant Leave Of Absence.
23. Term of Plan.
     This Plan was adopted by the Board as of March 25, 1999, approved by the stockholders of Newpark as of May 26, 1999, and shall terminate on March 24, 2009. No award shall be made under the Plan after such termination, but awards made prior thereto shall be unaffected by such termination.
24. Governing Law.
     The Plan shall be construed in accordance with, and governed by, the laws of the State of Delaware.
25. Relationship to Other Employee Benefit Plans.
     The excess of the fair market value of Common Stock purchased hereunder on its date of purchase over the amount actually paid for such Common Stock hereunder shall not be deemed to be salary or other compensation to any participant for purposes of any pension, thrift, profit-sharing, stock option or any other employee benefit plan now maintained or hereafter adopted by the Company.
26. Other Documents.
     All documents prepared, executed or delivered in connection with this Plan shall be, in substance and form, as established and modified by the Committee or by persons under its direction and supervision; provided, however, that all such documents shall be subject in every respect to the provisions of this Plan, and in the event of any conflict between the terms of any such document and this Plan, the provisions of this Plan shall prevail.

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27. Notices.
     All notices or other communications by a participant to the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location or by the person designated by the Committee for the receipt thereof.
28. Severability.
     If any of the provisions of the Plan shall be held invalid, the remainder of the Plan shall not be affected thereby.
     IN WITNESS WHEREOF, this document has been executed as of the 22nd day of November, 2006.

NEWPARK RESOURCES, INC.
By:	/s/ Paul L. Howes
Paul L. Howes,
President and Chief Executive Officer

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NEWPARK RESOURCES, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 28, 2006
     The undersigned, revoking any previous proxies for such stock, hereby appoints Paul L. Howes and Edah Keating, and each of them, proxies of the undersigned with full power of substitution to each, to vote all shares of Common Stock of NEWPARK RESOURCES, INC., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NEWPARK RESOURCES, INC., to be held on December 28, 2006, and all postponements or adjournments thereof, with all the power the undersigned would possess if personally present, with authority to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon other business that may properly come before the meeting.
Vote this proxy as follows:
     1. Election of directors:

FOR m	WITHHELD m
vote for all nominees listed
     Nominees: David C. Anderson, Jerry W. Box, Paul L. Howes, David P. Hunt, Alan J. Kaufman, James W. McFarland, Roger C. Stull, F. Walker Tucei, Jr., Gary L. Warren Instruction: To withhold vote for any individual nominee, mark through the nominee’s name.
     2. Proposal to approve adoption of the 2006 Equity Incentive Plan:

FOR m	AGAINST m	ABSTAIN m
     3. Proposal to approve an amendment of the 1999 Employee Stock Purchase Plan to increase the authorized number of shares of Common Stock that can be purchased by employees under that Plan by 500,000, to 1,000,000:

FOR m	AGAINST m	ABSTAIN m
     4.Proposal to ratify the selection of Ernst & Young LLP as independent auditors:

FOR m	AGAINST m	ABSTAIN m
THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO ADOPT THE 2006 EQUITY INCENTIVE PLAN, FOR THE PROPOSAL TO AMEND THE 1999 EMPLOYEE STOCK PURCHASE PLAN, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE IN THE DISCRETION OF ANY OF THE PERSONS ACTING AS PROXIES.
IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.
Signature                                        Date                    Signature                                        Date
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.